[***] Certain identified information has been excluded from this exhibit because it is Exhibit 10.34 both (i) not material and (ii) would be competitively harmful if publicly disclosed. AIA® Document A141™ - 2014 Standard Form of Agreement Between Owner and Design-Builder This AGREEMENT made as of the « 1st » day of «July » in the year « 2018 » (“Effective Date”), and includes and incorporates by reference herein the Clark, Richardson & Biskup Consulting Engineers, Inc. (CRB) Terms and Conditions, as mutually executed by the parties (defined herein) on November 29, 2017 (“Terms & Conditions”), the Basis of Design Narrative Report issued by Design-Builder (defined herein) on or by August 24, 2018 (“BOD”, incorporated by reference herein), Exhibit A “Design-Build Amendment” (not yet executed as of the Effective Date), Exhibit B (“Insurance and Bonds”), and any and all other documents referenced herein, exhibits, attachments, schedules and/or amendments hereto (collectively referred to herein as the “Agreement” and also referred to herein as the “Contract”). All capitalized terms used but not defined in this Agreement shall have the meanings set forth for them in the Terms & Conditions. In the event of a conflict of terms between this Agreement and the BOD, the BOD shall govern. (In words, indicate day, month and year.) BETWEEN the Owner: (Name, legal status, address and other information) « C.B. Fleet Company, Incorporated, »« including its affiliates, subsidiaries, officers, directors, employees and agents with an address of» « 4615 Murray Place » « Lynchburg, VA 24502, (“Owner”) » « » and the Design-Builder: (Name, legal status, address and other information) « CRB Builders, LLC, »« including its affiliates, subsidiaries, officers, directors, employees and agents with an address of, » «1255 Crescent Green, Suite 350» « Cary, NC 27518, (“Design-Builder”) » « » (each, a “party”; collectively, the “parties”) for the following Project: (Name, location and detailed description) «Fleet Project [***] – Lynchburg, VA (“Facility”) (referred to herein as the “Project”).» « » « » The Owner and Design-Builder agree as follows. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 1 User Notes: (876757570)

AIA® Document A141™ - 2014 TABLE OF ARTICLES 1 GENERAL PROVISIONS 2 COMPENSATION AND PROGRESS PAYMENTS 3 GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT 4 WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT 5 WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT 6 CHANGES IN THE WORK 7 OWNER’S RESPONSIBILITIES 8 TIME 9 PAYMENT APPLICATIONS AND PROJECT COMPLETION 10 PROTECTION OF PERSONS AND PROPERTY 11 UNCOVERING AND CORRECTION OF WORK 12 COPYRIGHTS AND LICENSES 13 TERMINATION OR SUSPENSION 14 CLAIMS AND DISPUTE RESOLUTION 15 MISCELLANEOUS PROVISIONS 16 SCOPE OF THE AGREEMENT TABLE OF EXHIBITS A DESIGN-BUILD AMENDMENT B INSURANCE AND BONDS C OWNER’S CRITERIA D SCHEDULE OF HOURLY CHARGE OUT RATES ARTICLE 1 GENERAL PROVISIONS § 1.1 Owner’s Criteria This Agreement is based on the Owner’s Criteria set forth in this Section 1.1. (Note the disposition for the following items by inserting the requested information or a statement such as “not applicable” or “unknown at time of execution.” If the Owner intends to provide a set of design documents, and the AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 2 User Notes: (876757570)

AIA® Document A141™ - 2014 requested information is contained in the design documents, identify the design documents and insert “see Owner’s design documents” where appropriate.) The parties acknowledge and agree that the Owner’s Criteria has been delivered to the Design-Builder, and it is on the basis of such Owner’s Criteria that the Design-Builder has prepared its Basis of Design Narrative Report (the “BOD”). Therefore, throughout this Agreement, any reference to “BOD” shall incorporate by reference the entirety of the Owner’s Criteria. § 1.1.1 The Owner’s program for the Project: (Set forth the program, identify documentation in which the program is set forth, or state the manner in which the program will be developed.) « The program for the Project shall be the Design-Builder’s construction and commissioning of a new suite at the Facility (“Suite”) [***]. Additional program details to be developed and approved by Owner, as reflected in the BOD. Design-Builder’s work (“Work”, as more specifically defined herein) as to all of the foregoing shall constitute “Services” as more specifically set forth herein. » § 1.1.2 The Owner’s design requirements for the Project and related documentation: (Identify below, or in an attached exhibit, the documentation that contains the Owner’s design requirements, including any performance specifications for the Project.) « Design-Builder shall adhere to the BOD, the Owner-Approved Preliminary Design (defined herein), as well as the requirements that the Facility comply with US (FDA) and Canada (WHO) regulations and regulatory guidelines. » § 1.1.3 The Project’s physical characteristics: (Identify or describe, if appropriate, size, location, dimensions, or other pertinent information, such as geotechnical reports; site, boundary and topographic surveys; traffic and utility studies; availability of public and private utilities and services; legal description of the site; etc.) « Renovation of the Facility at the Lynchburg, VA plant to design, construct and commission the Suite, including the Process Equipment (defined herein). » § 1.1.4 The Owner’s anticipated Sustainable Objective for the Project, if any: (Identify the Owner’s Sustainable Objective for the Project such as Sustainability Certification, benefit to the environment, enhancement to the health and well-being of building occupants, or improvement of energy efficiency. If the Owner identifies a Sustainable Objective, incorporate AIA Document A141™–2014, Exhibit C, Sustainable Projects, into this Agreement to define the terms, conditions and Work related to the Owner’s Sustainable Objective.) « Design-Builder shall take into account in its Services, utilization of cost-effective, sustainability measures to improve energy efficiency. » § 1.1.5 Incentive programs the Owner intends to pursue for the Project, including those related to the, and any deadlines for receiving the incentives that are dependent on, or related to, the Design-Builder’s services, are as follows: (Identify incentive programs the Owner intends to pursue for the Project and deadlines for submitting or applying for the incentive programs.) « Owner and Design-Builder will establish a fee at risk bonus / penalty incentive as reflected in Exhibit A “Design- Build Amendment” (also referred to herein as “Ex. A Amendment”). » AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 3 User Notes: (876757570)

AIA® Document A141™ - 2014 § 1.1.6 The Owner’s budget for the Work to be provided by the Design-Builder is set forth below: (Provide total for Owner’s budget, and if known, a line item breakdown of costs.) The Project budget for the Work to be provided by the Design-Builder is estimated at a Guaranteed Maximum Price of $11 million, and includes the following: a cost plus 4.5%, labor, materials, equipment, Design-Builder’s purchase of certain Process Equipment, and Owner’s purchase of certain long-lead time Process Equipment (estimated at approx. $4.5 million). Owner agrees that Design-Builder shall only be obligated to obtain Owner’s prior written approval for those items Design-Builder proposes for its purchase that equal or exceed $350,000. Notwithstanding the foregoing, Design-Builder shall be required to submit to Owner monthly reports reflecting all Project costs and expenses. § 1.1.7 The Owner’s design and construction milestone dates: .1 Design phase milestone dates: « Complete and Issue Basis of Design Proposal (delivered to Owner dated June 19, 2018) Issue Basis of Design (Narrative) report (including evaluation of and incorporating by reference, the Owner’s Criteria) for Owner’s review by August 14, 2018 Complete and Issue Basis of Design (Narrative) report (“BOD”) by August 24, 2018 Complete and Issue Preliminary Design (“Preliminary Design”) for Review by October 5, 2018 Complete and Issue Design for Approval by October 26, 2018 Issue Construction Documents (defined herein) on or by November 9, 2018» .2 Submission of Design-Builder Proposal: « Submit Design-Builder Proposal (“Proposal”) (including Gmax (defined below) by November 9, 2018 » .3 Phased completion dates: « Mechanical Completion by July 3, 2019 Facility Commissioning Complete by August 16, 2019 (To be confirmed with Fleet) » .4 Substantial Completion date: « August 16, 2019 (To be confirmed with Fleet) » .5 Other milestone dates: « Milestone completion dates shall more specifically be set forth in the “Timeline” as agreed-to by the parties and as set forth on Exhibit A (“Timeline”, incorporated by reference into this Agreement). » § 1.1.8 The Owner requires the Design-Builder to retain the following Architect, Consultants and Contractors at the Design-Builder’s cost: (List name, legal status, address and other information.) .1 Architect « Design-Builder has represented to Owner that it is a licensed architect and shall be responsible itself for drawings and all related Applicable Laws (defined herein) filings and compliance. » .2 Consultants AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 4 User Notes: (876757570)

AIA® Document A141™ - 2014 « To the extent that Design-Builder engages any third party consultant(s), Design-Builder shall in any event remain wholly and singly liable and responsible for any and all work performed by any of its consultants. In no event shall Owner be responsible for payment, or liable for any work benefits or workers compensation insurance or any other insurance for Design-Builder and/or any of Design- Builder’s consultants. » .3 Contractors « To the extent that Design-Builder engages any third party contractor(s), Design-Builder shall in any event remain wholly and singly liable and responsible for any and all work performed by any of its contractors. In no event shall Owner be responsible for payment, or liable for any work benefits or workers compensation insurance or any other insurance for Design-Builder and/or any of Design- Builder’s contractors. » § 1.1.9 Additional Owner’s Criteria upon which the Agreement is based: (Identify special characteristics or needs of the Project not identified elsewhere, such as historic preservation requirements.) « Not applicable. » § 1.1.10 The Design-Builder shall confirm that the information included in the Owner’s Criteria complies with all federal, state, local and municipal applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders and/or guidance of public authorities (collectively, “Applicable Laws”). § 1.1.10.1 If the Owner’s Criteria conflicts with Applicable Laws, the Design-Builder shall promptly notify the Owner of the conflict and work to modify the BOD so that it is compliant with all Applicable Laws. § 1.1.11 If there is a change in the Owner’s Criteria, the Owner and the Design-Builder shall execute a Modification (defined herein) in accordance with Article 6, if necessary and only as applicable. § 1.1.12 If the Owner and Design-Builder intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions. Unless otherwise agreed, the parties will use AIA Document E203™–2013 to establish the protocols for the development, use, transmission, and exchange of digital data and building information modeling. § 1.2 Project Team § 1.2.1 The Owner identifies the following representative in accordance with Section 7.1.1: (List name, address and other information.) « Jeff Thompson, VP, Operations and Supply Chain, C.B. Fleet Company, Incorporated, Lynchburg Site Lead, 4615 Murray Place│Lynchburg, VA 24502, t: 434-329-3767│C: 434-944-8595, Jeff.Thompson@cbfleet.com, Owner’s designated site supervisor and representative with respect to all Project matters that impact the Contract Sum and/or require approval amounts less than or equal to $100,000. » « Christine Sacco, Chief Financial Officer, 660 White Plains Road, Suite 250, Tarrytown, NY 10591, t: 914-524- 6882, f: 914-524-7488, csacco@prestigebrands.com, and Timothy J. Connors, Executive Vice President, 660 White Plains Road, Suite 250, Tarrytown, NY 10591, t: 914-524-6839, f: 914-524-6813, tconnors@prestigebrands.com, Owner’s joint designees representatives for the Owner with respect to all Project matters that impact the Contract Sum and/or require approval amounts over $100,000. » Notice for any matters shall be sent by Design-Builder to Owner’s project manager: AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 5 User Notes: (876757570)

AIA® Document A141™ - 2014 Joshua Bailey, Manager, Quality and Validation, C.B. Fleet Company, Incorporated, 4615 Murray Place│Lynchburg, VA 24502, t: 434-329-3734, joshua.bailey@cbfleet.com. § 1.2.2 The persons or entities, in addition to the Owner’s representative, who are required to review the Design- Builder’s Submittals are as follows: (List name, address and other information.) «N/A » § 1.2.3 The Owner will retain the following consultants and separate contractors: (List discipline, scope of work, and, if known, identify by name and address.)«N/A » § 1.2.4 The Design-Builder identifies the following representative in accordance with Section 3.1.2: (List name, address and other information.) « A.L. Nesbitt, Project Manager Wade Shelden, Project Director » § 1.2.5 Neither of the Design-Builder’s representatives shall be changed without ten days’ written notice to the Owner. § 1.3 Binding Dispute Resolution For any Claim subject to, but not resolved by, mediation pursuant to Section 14.3, the method of binding dispute resolution shall be the following: (Check the appropriate box. If the Owner and Design-Builder do not select a method of binding dispute resolution below, or do not subsequently agree in writing to a binding dispute resolution other than litigation, Claims will be resolved by litigation in a court of competent jurisdiction.) [ « X » ] Arbitration pursuant to Section 14.4 [ « » ] Litigation in a court of competent jurisdiction [ « » ] Other: (Specify) § 1.4 Definitions § 1.4.1 Contract Documents. The Contract Documents consist of this Agreement between Owner and Design- Builder, its attached Exhibits and the BOD as modified (as stated above, collectively, the “Agreement”); the Preliminary Design and Proposal (both referenced in Section 1.1.7.1) , other documents listed in this Agreement; and Modifications issued after execution of this Agreement. A Modification is (1) a written amendment to the Contract signed by both parties, including the Design-Build Amendment, (2) a Change Order, or (3) a Change Directive. § 1.4.2 The Contract. The Contract Documents form the Contract. The Contract represents the entire and integrated agreement between the parties and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind between any persons or entities other than the Owner and the Design-Builder. § 1.4.3 The Work. The term “Work” means the design, construction and related Services required to fulfill the Design-Builder’s obligations under the Contract Documents, whether completed or partially completed, and includes AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 6 User Notes: (876757570)

AIA® Document A141™ - 2014 all labor, materials, equipment and services provided or to be provided by the Design-Builder. The Work may constitute the whole or a part of the Project. § 1.4.4 The Project. The Project is the total design and construction of which the Work performed under the Contract Documents may be the whole or a part, and may include design and construction by the Owner and by separate contractors. § 1.4.5 Instruments of Service. Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Design-Builder, Contractor(s), Architect, and Consultant(s) under their respective agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, digital models and other similar materials. § 1.4.6 Submittal. A Submittal is any submission to the Owner for review and approval demonstrating how the Design-Builder proposes to conform to the Contract Documents for those portions of the Work for which the Contract Documents require Submittals. Submittals include, but are not limited to, shop drawings, product data, samples and documents or sets of documents delivered by Contractor or subcontractor to Design-Builder for purpose of review and approval. Submittals are not Contract Documents unless incorporated into a Modification. § 1.4.7 Owner. The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Owner” means the Owner or the Owner’s authorized representative. § 1.4.8 Design-Builder. The Design-Builder is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term “Design-Builder” means the Design-Builder or the Design-Builder’s authorized representative. § 1.4.9 Consultant. A Consultant is a person or entity providing professional services for the Design-Builder for all or a portion of the Work, and is referred to throughout the Contract Documents as if singular in number. To the extent required by the relevant jurisdiction, the Consultant shall be lawfully licensed to provide the required professional services. Design-Builder acknowledges, agrees and warrants that any Consultant with which it contracts in furtherance of Design-Builder’s obligations hereunder, shall be subject to all terms and conditions herein, and Design-Builder shall at all times remain solely obligated and liable for any and all actions of and Work performed by it and/or its Consultant. § 1.4.10 Architect. The Architect is a person or entity providing design services for the Design-Builder for all or a portion of the Work, and is lawfully licensed to practice architecture in the applicable jurisdiction. The Architect is referred to throughout the Contract Documents as if singular in number. Design-Builder acknowledges, agrees and warrants that any third-party Architect with which it contracts in furtherance of Design-Builder’s obligations hereunder, shall be subject to all terms and conditions herein, and Design-Builder shall at all times remain solely obligated and liable for any and all actions of and Work performed by it and/or its third-party Architect. § 1.4.11 Contractor. A Contractor is a person or entity performing all or a portion of the construction, required in connection with the Work, for the Design-Builder. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor is referred to throughout the Contract Documents as if singular in number and means a Contractor or an authorized representative of the Contractor. Design-Builder acknowledges, agrees and warrants that any Contractor with which it contracts in furtherance of Design-Builder’s obligations hereunder, shall be subject to all terms and conditions herein, and Design-Builder shall at all times remain solely obligated and liable for any and all actions of and Work performed by it and/or its Contractor. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 7 User Notes: (876757570)

AIA® Document A141™ - 2014 § 1.4.12 Confidential Information. Confidential Information is information containing confidential or business proprietary information that would reasonably be assumed to be “confidential.” § 1.4.13 Contract Time. Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, as set forth in the Design-Build Amendment for Substantial Completion of the Work. § 1.4.14 Day. The term “day” as used in the Contract Documents shall mean calendar day unless otherwise specifically defined. § 1.4.15 Contract Sum. The Contract Sum is the amount to be paid to the Design-Builder for performance of the Work after execution of the Design-Build Amendment, as identified in Article A.1 of the Design- Build Amendment. Owner’s payments to Design-Builder for Work done prior to the execution of the Design-Build Amendment are considered part of the Contract Sum. § 1.4.16 Process Equipment. The Process Equipment shall mean the equipment purchased by the Owner that is necessary for the manufacture and production of specific [***] brand products within the Suite. Such Process Equipment, as well as all other applicable equipment shall be listed, defined or otherwise referenced in the BOD. ARTICLE 2 COMPENSATION AND PROGRESS PAYMENTS § 2.1 Compensation for Work Performed Prior To Execution of Design-Build Amendment § 2.1.1 Unless otherwise agreed, payments for Work performed prior to Execution of the Design-Build Amendment shall be made monthly. For the Design-Builder’s performance of Work prior to the execution of the Design-Build Amendment, the Owner shall compensate the Design-Builder as follows: (Insert amount of, or basis for, compensation, or indicate the exhibit in which the information is provided. If there will be a limit on the total amount of compensation for Work performed prior to the execution of the Design-Build Amendment, state the amount of the limit.) « To be approved in advance by Owner via individual proposals submitted by Design-Builder. » As per attached Exhibit D, or “N/A” if done under separate purchase order. § 2.1.2 The hourly billing rates for services of the Design-Builder and the Design-Builder’s Architect, Consultants and Contractors, if any, are set forth below. (If applicable, attach an exhibit of hourly billing rates or insert them below.) As per attached Exhibit D” § 2.1.3 Compensation for Reimbursable Expenses Prior To Execution of Design-Build Amendment § 2.1.3.1 Reimbursable Expenses are in addition to compensation set forth in Section 2.1.1 and 2.1.2 and include expenses, directly related to the Project, incurred by the Design-Builder and the Design-Builder’s Architect, Consultants, and Contractors, as follows (the following is subject to any established monetary limits in place and currently agreed-to by the parties in any current or future statement of work mutually-executed by the parties prior to execution of Exhibit A Amendment): .1 Transportation and authorized out-of-town travel and subsistence; .2 Dedicated data and communication services, teleconferences, Project web sites, and extranets; .3 Fees paid for securing approval of authorities having jurisdiction over the Project; .4 Printing, reproductions, plots, standard form documents; .5 Postage, handling and delivery;. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 8 User Notes: (876757570)

AIA® Document A141™ - 2014 .6 Expense of overtime work requiring higher than regular rates, but only if authorized in advance in writing by the Owner; .7 Renderings, physical models, mock-ups, professional photography, and presentation materials as additionally requested in writing by the Owner; .8 All taxes levied on professional services and on reimbursable expenses; and .9 Other Project-related expenditures outside the scope of Work, but only if authorized in advance in writing by the Owner. § 2.1.3.2 For Reimbursable Expenses, the compensation shall be the expenses the Design-Builder and the Design- Builder’s Architect, Consultants and Contractors incurred, plus an administrative fee of « ten » percent ( «10» %) of the expenses incurred. § 2.1.4 Payments to the Design-Builder Prior To Execution of Design-Build Amendment § 2.1.4.1 Payments are due and payable thirty (30) days net of Owner’s receipt of the Design-Builder’s invoice. In the event any invoice remains unpaid by Owner thirty (30) days after its original due date as set forth herein, Design-Builder may, after giving seven (7) days’ prior written notice to Owner, suspend any services under this Agreement applicable to such outstanding payment until such time as payment has been made in full. (Insert rate of monthly or annual interest agreed upon.) «zero » % «0 » § 2.1.4.2 Records of Reimbursable Expenses and services performed on the basis of hourly rates shall be available to the Owner at mutually convenient times for a period of two years following execution of the Design-Build Amendment or termination of this Agreement, whichever occurs first. § 2.2 Contract Sum and Payment for Work Performed After Execution of Design-Build Amendment For the Design-Builder’s performance of the Work after execution of the Design-Build Amendment, the Owner shall pay to the Design-Builder the Contract Sum in current funds as agreed in the Design-Build Amendment and pursuant to Section 1.4.15 herein. ARTICLE 3 GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT § 3.1 General § 3.1.1 The Design-Builder shall comply with any applicable licensing requirements in the jurisdiction where the Project is located. § 3.1.2 The Design-Builder shall designate in writing a representative who is authorized to act on the Design- Builder’s behalf with respect to the Project. § 3.1.3 The Design-Builder shall supervise and direct the Work, in a manner consistent with that degree of care and skill ordinarily exercised by members of the same profession currently practicing under similar circumstances at the same time and in the same or similar locality (“Standard of Care”). The Design-Builder shall be primarily responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract. The Design-Builder shall provide and pay for all labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Work. The Design-Builder shall perform the Work in accordance with the Contract Documents. The Design-Builder shall not in any event be relieved of the obligation to perform the Work AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 9 User Notes: (876757570)

AIA® Document A141™ - 2014 in accordance with the Contract Documents by the activities, tests, inspections or approvals of the Owner or Owner’s Consultant(s), Architect(s) (including third-party Architect(s)) and/or Contractor(s), Owner’s representative(s) and/or any governmental authority(ies) (including, but not limited to, inspections done by the FDA) . § 3.1.3.1 The Design-Builder shall perform the Work in compliance with Applicable Laws. If the Design-Builder performs Work contrary to Applicable Laws, the Design-Builder shall assume responsibility for such Work and shall solely bear the costs attributable to correction that fully rectifies any Work that results in any non-compliance with, or Work that is contrary to Applicable Laws. § 3.1.3.2 Neither the Design-Builder nor any Contractor, Consultant, or Architect shall be obligated to perform any act which would violate any Applicable Laws. If the Design-Builder determines that implementation of any instruction received from the Owner, including those in the Owner’s Criteria, would cause a violation of any Applicable Laws, the Design-Builder shall notify the Owner in writing. Upon verification by the Owner that a change to the Owner’s Criteria is required to remedy the violation, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6, if necessary and only as applicable. § 3.1.4 The Design-Builder warrants that it shall be solely responsible to the Owner for the acts and omissions of all of the Design-Builder’s employees, Architects (including third-party Architects), Consultants, Contractors, and their agents and employees, and other persons or entities performing any portions of the Work. § 3.1.5 General Consultation. The Design-Builder shall schedule and conduct periodic meetings with the Owner to review matters such as procedures, progress, coordination, and scheduling of the Work. § 3.1.6 When Applicable Law and/or industry standard requires that services be performed by licensed professionals, the Design-Builder shall provide those services through qualified, licensed professionals. The Owner understands and agrees that the services of the Design-Builder’s Architect and the Design-Builder’s other Consultants are performed in the sole interest of, and for the exclusive benefit of, the Design-Builder, but for the sole purpose of fulfilling the Design-Builder’s obligations pursuant to the terms and conditions of this Agreement and its exhibits and amendments. § 3.1.7 The Design-Builder, with the reasonable assistance of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project. Design-Builder represents and warrants that it has the expertise, license and any other wherewithal to fulfil its obligations under this Section 3.1.7. § 3.1.8 Progress Reports § 3.1.8.1 The Design-Builder shall keep the Owner informed of the progress and quality of the Work. On a monthly basis, or otherwise as agreed to by the Owner and Design-Builder, the Design-Builder shall submit written progress reports to the Owner, showing estimated percentages of completion and other information identified below: .1 Work completed for the period; .2 Project schedule status; .3 Submittal schedule and status report, including a summary of outstanding Submittals; .4 Responses to requests for information to be provided by the Owner; .5 Approved Change Orders and Change Directives; .6 Pending Change Order and Change Directive status reports; .7 Tests and inspection reports; .8 Status report of Work rejected by the Owner; .9 Status of Claims previously submitted in accordance with Article 14; .10 Cumulative total of the Cost of the Work to date including the Design-Builder’s compensation and Reimbursable Expenses, if any; .11 Current Project cash-flow and forecast reports; and AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 10 User Notes: (876757570)

AIA® Document A141™ - 2014 .12 Additional information as agreed to by the Owner and Design-Builder. § 3.1.8.2 In addition, where the Contract Sum is the Cost of the Work with or without a Guaranteed Maximum Price, the Design-Builder shall include the following additional information in its progress reports: .1 Design-Builder’s work force report; and .2 Cost summary, comparing actual costs to updated cost estimates. § 3.1.9 Design-Builder’s Schedules § 3.1.9.1 The Design-Builder has prepared and submitted to the Owner a schedule for the Work (“Preliminary Timeline”. The Preliminary Timeline, including the time required for design and construction, shall not exceed time limits current under the Contract Documents, shall not be revised unless by mutually-executed written agreement, which shall be an amendment hereto and be incorporated herein, however such revisions shall only be done at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, shall provide for expeditious and practicable execution of the Work. The parties acknowledge and agree that at the time of mutual execution of this Agreement, they have agreed that the Work must be substantially complete, and the facility commissioning and Process Formulation Equipment (which shall not include packaging Process Equipment) installation to Owner, on or by August 16, 2019 (“Substantial Completion Date”). The parties further acknowledge and agree that the Substantial Completion Date, as well as the Timeline, take into account and include appropriate allowances for applicable periods of time required for the Owner’s review and for approval of submissions by authorities having jurisdiction over the Project. § 3.1.9.2 The Design-Builder shall perform the Work in general accordance with the Timeline as mutually agreed- to and executed by Owner and Design-Builder as finalized in Exhibit A. § 3.1.10 Certifications. Upon the Owner’s written request, the Design-Builder shall obtain from the Architect, Consultants, and Contractors, and furnish to the Owner, certifications with respect to the documents and services provided by the Architect, Consultants, and Contractors (a) that, to the best of their knowledge, information and belief, the documents or services to which the certifications relate (i) are consistent with the Design-Build Documents, except to the extent specifically identified in the certificate, and (ii) comply with Applicable Laws governing the design of the Project; and (b) that the Owner and its consultants shall be entitled to rely upon the accuracy of the representations and statements contained in the certifications. The Design-Builder’s Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of the Work and their services therefor. § 3.1.11 Design-Builder’s Submittals § 3.1.11.1 Prior to submission of any Submittals, the Design-Builder shall prepare a Submittal schedule, and shall submit the schedule for the Owner’s approval. The Owner’s approval shall not unreasonably be delayed or withheld. The Submittal schedule shall (1) be coordinated with the Design-Builder’s schedule provided in Section 3.1.9.1, (2) allow the Owner reasonable time to review Submittals, which shall in no event be less than five (5) business days, unless mutually agreed to otherwise following Owner’s actual receipt of such Submittals, and (3) be periodically updated to reflect the progress of the Work. Design-Builder shall be entitled to an increase in Contract Sum or extension of Contract Time if the Owner fails to timely review and approval of Submittals (and in such case, Owner shall be responsible for payment of any overtime Work required to meet the Timeline). § 3.1.11.2 By providing Submittals the Design-Builder represents to the Owner that it has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so, (3) checked and coordinated the information contained within such Submittals with the requirements of the Work and of the Contract Documents, and (4) confirmed that such Submittals comply with all Applicable Laws. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 11 User Notes: (876757570)

AIA® Document A141™ - 2014 § 3.1.11.3 The Design-Builder shall perform no portion of the Work for which the Contract Documents require Submittals until the Owner has approved the respective Submittal. § 3.1.11.4 The Work shall be in accordance with Owner-approved Submittals except that the Design-Builder shall not be relieved of its responsibility to perform the Work consistent with the requirements of the Contract Documents. The Work may deviate from the Contract Documents only if the Design-Builder has notified the Owner in writing of a deviation from the Contract Documents at the time of the Submittal and a Modification is executed by Owner authorizing the identified deviation. The Design-Builder shall not be relieved of responsibility for errors or omissions in Submittals by the Owner’s approval of the Submittals. § 3.1.11.5 All professional design services or certifications shall be provided by the Design-Builder, including all drawings, calculations, specifications, certifications, shop drawings and other Submittals, and shall contain the signature and seal of the licensed design professional preparing them. Submittals related to the Work designed or certified by the licensed design professionals, if prepared by others, shall bear the licensed design professional’s written approval. Design-Builder acknowledges that the Owner and its consultants shall be entitled to and shall indeed rely upon the adequacy, accuracy and completeness of the services, certifications and/or approvals performed by such design professionals. § 3.1.12 Warranty. The Design-Builder warrants to the Owner that, for one year after the actual Substantial Completion Date, the materials and equipment furnished under the Contract will be of good quality and new unless the Contract Documents require or permit otherwise for . The Design-Builder further warrants that, for one year after Substantial Completion, the Work will conform to the requirements of the Contract Documents and will be of good quality, free from faults and/or defects, and in conformance with the Contract Documents and fit for the use as defined in the Owner’s Criteria. Work, materials, or equipment not conforming to these requirements may be considered defective. The Design-Builder’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Design-Builder, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage, taking into account the Owner’s Criteria. If required by the Owner, the Design-Builder shall furnish satisfactory evidence as to the kind and quality of materials and equipment. § 3.1.13 Royalties, Patents and Copyrights § 3.1.13.1 The Design-Builder shall be solely responsible for, and shall pay all royalties and license fees. § 3.1.13.2 The Design-Builder shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and its separate contractors and consultants harmless from loss on account thereof. However, if the Design-Builder has reason to believe that the design, process or product required in the Owner’s Criteria is an infringement of a copyright or a patent, the Design-Builder shall be responsible for such loss unless Design-Builder promptly notifies the Owner in writing of such belief and promptly furnishes such information to the Owner. If the Owner receives notice from a patent or copyright owner of an alleged violation of a patent or copyright, attributable to the Design-Builder, the Owner shall give prompt written notice to the Design-Builder. § 3.1.14 Indemnification § 3.1.14.1 To the fullest extent permitted by law, the Design-Builder shall indemnify and hold harmless the Owner, including the Owner’s officers, agents and employees, from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, but only to the extent caused by the negligent or willful acts or omissions of the Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person as stated in this Agreement. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 12 User Notes: (876757570)

AIA® Document A141™ - 2014 § 3.1.14.2 The indemnification obligation under this Section 3.1.14 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by, on behalf of or for Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them, under workers’ compensation acts, disability benefit acts or other employee benefit acts. § 3.1.15 Contingent Assignment of Agreements § 3.1.15.1 Each agreement for a portion of the Work is assigned by the Design-Builder to the Owner, provided that .1 assignment is effective only after termination of the Contract by the Owner for cause, pursuant to Sections 13.1.4 or 13.2.2, and only for those agreements that the Owner accepts by written notification to the Design-Builder and the Architect, Consultants, and Contractors whose agreements are accepted for assignment; and .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract. When the Owner accepts the assignment of an agreement, the Owner assumes the Design-Builder’s rights and obligations under the agreement. Notwithstanding the foregoing, any rights the Owner may have as a result of termination for cause shall not be mitigated by an assumption by the Owner of the Design-Builder’s rights and obligations under an assigned agreement, pursuant to this Section 3.1.15.1. § 3.1.15.2 Upon such assignment, if the Work has been suspended for more than 30 days, the compensation under the assigned agreement shall be equitably adjusted for increases in cost resulting from the suspension. § 3.1.15.3 Upon such assignment to the Owner under this Section 3.1.15, the Owner may further assign the agreement to a successor design-builder or other entity. If the Owner assigns the agreement to a successor design- builder or other entity, the Owner shall nevertheless remain legally responsible for all of the successor design- builder’s or other entity’s obligations under the agreement. § 3.1.16 Design-Builder’s Insurance and Bonds. The Design-Builder shall purchase and maintain insurance and provide bonds as set forth in Exhibit B. ARTICLE 4 WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT § 4.1 General § 4.1.1 Any information submitted by the Design-Builder, and any interim decisions made by the Owner, shall be for the purpose of facilitating the design process and shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification. § 4.1.2 The Design-Builder shall advise the Owner on proposed site use and improvements, selection of materials, and building systems and equipment. The Design-Builder shall also provide the Owner with recommendations, consistent with the BOD, on constructability; availability of materials and labor; time requirements for procurement, installation and construction; and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, life-cycle data, and possible cost reductions. § 4.2 Evaluation of the BOD § 4.2.1 The Design-Builder shall schedule and conduct meetings with the Owner and any other necessary individuals or entities to discuss and review the Owner’s Criteria as set forth in Section 1.1.The Design-Builder shall thereafter again meet with the Owner to discuss a preliminary evaluation of the BOD. The preliminary evaluation shall address possible alternative approaches to design and construction of the Project and include the Design- Builder’s recommendations, if any, with regard to accelerated or fast-track scheduling, procurement, or phased AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 13 User Notes: (876757570)

AIA® Document A141™ - 2014 construction. The preliminary evaluation shall consider cost information, constructability, and procurement and construction scheduling issues. § 4.2.2 After the Design-Builder meets with the Owner and presents the preliminary evaluation, the Design-Builder shall provide a written report to the Owner, summarizing the Design-Builder’s evaluation of the BOD. The report shall also include .1 allocations of program functions, detailing each function and their square foot areas; .2 a preliminary estimate of the Cost of the Work, and, if necessary, recommendations to adjust the BOD to conform to the Owner’s budget; .3 a preliminary schedule, which shall include proposed design milestones; dates for receiving additional information from, or for work to be completed by, the Owner; anticipated date for the Design-Builder’s Proposal; and dates of periodic design review sessions with the Owner; and .4 the following: (List additional information, if any, to be included in the Design-Builder’s written report.) § 4.2.3 The Owner shall review the Design-Builder’s written report and, if acceptable, provide the Design- Builder with written consent to proceed to the development of the Preliminary Design as described in Section 4.3. The consent to proceed shall not be understood to modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification.« Reference is made to the CRB Basis of Design Proposal for CRB Project No. 17540.S dated June 19, 2018 » § 4.3 Preliminary Design § 4.3.1 The Design-Builder shall prepare and submit a Preliminary Design to the Owner. The Preliminary Design shall include a report identifying any deviations from the Owner’s Criteria, and shall include the following: .1 Confirmation of the allocations of program functions; .2 Site plan; .3 Building plans, sections and elevations; .4 Structural system; .5 Selections of major building systems, including but not limited to mechanical, electrical and plumbing systems; and .6 Outline specifications or sufficient drawing notes describing construction materials. The Preliminary Design may include some combination of physical study models, perspective sketches, or digital modeling. § 4.3.2 The Owner shall review the Preliminary Design and shall in its sole discretion approve or disapprove of such Preliminary Design. In the event Owner disapproves of such Preliminary Design, Owner may in its sole discretion, terminate this Agreement pursuant to Section 13.1.5. In the event Owner accepts such Preliminary Design, then it shall provide the Design-Builder with written consent to proceed to development of the Design-Builder’s Proposal. The Preliminary Design shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification. § 4.4 Design-Builder’s Proposal § 4.4.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.3.2, the Design-Builder shall prepare and submit the Design-Builder’s GMax Proposal (defined herein) to the Owner. § 4.4.1.2 When the Parties agree that the design of the Project is sufficiently developed and documented to allow detailed pricing of its construction, Design-Builder shall prepare and submit a Guaranteed Maximum Price (“GMax”) Proposal to Owner. The GMax Proposal must be prepared in accordance with the guidelines and AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 14 User Notes: (876757570)

AIA® Document A141™ - 2014 delivered in the format specified by Owner. Design-Builder shall not withdraw its GMax Proposal for twenty-one (21) days following submission to the Owner. § 4.4.1.3 The Design-Builder shall review development of the GMax Proposal with the Owner on an ongoing basis to address clarifications of scope and pricing, distribution of contingencies, schedule, assumptions, exclusions, and other matters relevant to the establishment of a GMax. § 4.4.1.4 The GMax Proposal must include a written description of how it was derived that specifically identifies the clarifications and assumptions made by the Design-Builder in the GMax and the monetary amounts attributable to them. The GMax Proposal shall include, without limitation, a breakdown of Design-Builder’s estimated General Conditions Costs and estimated Costs of the Work organized by trade; contingency amounts; the Construction Phase Fee; and the proposed Contract Time, including dates for Notice to Proceed, Substantial Completion and Final Completion. § 4.4.1.5 The Gmax Proposal shall allow for all changes and refinements in the Drawings and Specifications through completion of the Construction Documents, except for material changes in scope. § 4.4.1.6 The GMax Proposal will include a Design-Builder’s Contingency amount. § 4.4.1.7 Included with its GMax Proposal, Design-Builder shall provide two complete, bound sets of the drawings, specifications, plans, sketches, instructions, requirements, materials, equipment specifications and other information (the parties agree that electronic files are recommended) or documents that fully describe the Project as developed at the time of the GMax Proposal and that are relevant to the establishment of the GMax. The bound supporting documents shall be referenced in and incorporated into the GMax Proposal. § 4.4.1.8 The GMax Proposal and all supporting documents shall identify and describe all items, assumptions, costs, contingencies, schedules and other matters necessary and relevant for proper execution and completion of the Work and for establishment of the GMax. The GMax Proposal and the supporting documents are complementary and, in the event of an irreconcilable conflict between or among them, the interpretation that provides for the higher quality of material and/or workmanship shall prevail over all other interpretations, unless previously approved or accepted by the Owner. § 4.4.1.9 In submitting the GMax Proposal, the Design-Builder represents that it will provide every item, system or element of Work that is identified, shown or specified in the GMax Proposal or the supporting documents, along with all necessary or ancillary materials and equipment for their complete operating installation, unless specifically excepted by the Owner. Upon Owner’s acceptance of the GMax Proposal, the Design-Builder shall not be entitled to any increase in the GMax due to the continued refinement of the Construction Documents or the absence or addition of any detail or specification that may be required in order to complete the construction of the Project as described in and reasonably inferable from the GMax Proposal or the supporting documents used to establish the GMax. Any costs that exceed the GMax shall be borne solely by the Design-Builder without reimbursement by the Owner. Design-Builder is responsible for all design, including incidental designing/detailing as required by the Specifications for shop drawing purposes, except for design provided by Owner’s independent Design Consultants, if any. § 4.4.1.10 Prior to commencement of the Construction Phase Services and concurrently with submission of the Gmax Proposal, the Design-Builder shall submit for the Owner’s acceptance a schedule for the performance of Construction Phase Services as specified. The Construction Phase Schedule shall include reasonable periods of time for the Owner’s review and acceptance of design drawings and submissions and for approval of authorities having jurisdiction over the Project. Upon acceptance of a Gmax Proposal by the Owner, the Construction Phase Schedule shall not be modified except for good cause and as mutually agreed to by the Owner and Design-Builders. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 15 User Notes: (876757570)

AIA® Document A141™ - 2014 § 4.4.1.11 The GMax Proposal shall adopt and incorporate all of the terms and conditions of this Agreement and all attachments to this Agreement. Any proposed deviation from the terms and conditions of this Agreement must be clearly and conspicuously identified to the Owner in writing and specifically accepted by the Owner. In the event of a conflict between any term of the GMax Proposal that was not clearly and conspicuously identified and approved by the Owner and the terms of this Agreement and its attachments, the terms of the Agreement and its attachments shall control. § 4.4.1.12 [***]. § 4.4.1.13 Following Owner acceptance of the GMax Proposal, Design-Builder shall continue to monitor the development of the Construction Documents so that, when complete, the Construction Documents adequately incorporate and resolve all qualifications, assumptions, clarifications, exclusions and value engineering issues identified in the GMax Proposal. During the Construction Documents stage, the Design-Builder and the Project Architect shall jointly deliver a monthly status report to the Owner describing the progress on the incorporation of all qualifications, assumptions, clarifications, exclusions, value engineering issues and all other matters relevant to the establishment of the GMax into the Construction Documents. § 4.4.1.14 The Design-Builder shall be entitled to an equitable adjustment of the GMax if it is required to pay or bear the burden of any new federal, state, or local tax, or any rate increase of an existing tax, except taxes on income, adopted through statute, court decision, written ruling, or regulation taking effect after acceptance of the GMax Proposal. § 4.4.1.15 The Parties may agree to convert the GMP to a lump sum contract amount at any time after the Design- Builder has received bids or proposals from trade contractors or Subcontractors for the performance of all major elements of the Work. In proposing a lump sum amount, the Design-Builder shall consider the buyout savings, any unused contingency amounts and the trade package contracts that have not been finalized. In preparing a lump sum conversion proposal, the General Contractor must provide the following information: The stage of completion of the Project; The trade packages that have been completely bought out; The trade packages remaining that have not been bought out; A complete line item breakdown of the calculations used to establish a lump sum amount based on the GMP Schedule of Values; An accounting of all savings amounts that are to be returned to the Owner as part of the lump sum calculation; and Any other Project information requested by the Owner. The Design-Builder shall document the actual Cost of the Work at buyout as compared to the Guaranteed Maximum Price proposal and shall report this information to the Owner monthly with Design-Builder’s recommendation for selection of a bid/proposal for each subcontracting package. § 4.4.2 In support of and submitted with the GMP Proposal, the Design-Builder shall prepare and submit the Design- Builder’s Proposal to the Owner. The Design-Builder’s Proposal shall include, but not be limited to the following: .1 A list of the Preliminary Design documents and other information, including the Design-Builder’s clarifications, assumptions and deviations from the Owner’s Criteria, upon which the Design- Builder’s Proposal is based; .2 The proposed Contract Sum, including the compensation method and, if based upon the Cost of the Work plus a fee, a written statement of estimated cost organized by trade categories, allowances, contingencies, Design-Builder’s Fee, and other items that comprise the Contract Sum; .3 Any information as to the proposed Contract Sum that is in addition to that included in the GMP Proposal; AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 16 User Notes: (876757570)

AIA® Document A141™ - 2014 .4 The agreed-upon date the Design-Builder shall achieve Substantial Completion; .5 An enumeration of any qualifications and exclusions, if applicable; .6 A list of the Design-Builder’s key personnel, Contractors and suppliers; and .7 The date on which the Design-Builder’s Proposal expires. § 4.4.3 Submission of the Design-Builder’s Proposal shall constitute a representation by the Design-Builder that it has visited the site and become familiar with local conditions under which the Work is to be completed. § 4.4.4 If the Owner and Design-Builder agree on a proposal, the Owner and Design-Builder shall execute the Design-Build Amendment setting forth the terms of their agreement, which Design-Build Amendment shall be incorporated by reference and attached hereto as Exhibit A. ARTICLE 5 WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT § 5.1 Construction Documents § 5.1.1 Upon the execution of the Design-Build Amendment, the Design-Builder shall prepare Construction Documents. The Construction Documents shall establish the quality levels of materials and systems required. The Construction Documents shall be consistent with the Contract Documents. § 5.1.2 The Design-Builder shall provide the Construction Documents to the Owner for the Owner’s information. If the Owner discovers any deviations between the Construction Documents and the Contract Documents, the Owner shall promptly notify the Design-Builder of such deviations in writing. The Construction Documents shall not modify the Contract Documents unless the Owner and Design-Builder execute a Modification. The failure of the Owner to discover any such deviations shall not relieve the Design-Builder of the obligation to perform the Work in accordance with the Contract Documents. § 5.2 Construction § 5.2.1 Commencement. Except as permitted in Section 5.2.2, construction shall not commence prior to execution of the Design-Build Amendment. § 5.2.2 If the Owner and Design-Builder agree in writing, construction may proceed prior to the execution of the Design-Build Amendment. However, such authorization shall not waive the Owner’s right to reject the Design- Builder’s Proposal. § 5.2.3 The Design-Builder shall supervise and direct the Work, using Standard of Care as defined in paragraph 3.1.3. The Design-Builder shall be solely responsible for all construction means, methods, techniques, sequences and procedures, and for coordinating the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. § 5.2.4 The Design-Builder shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work. § 5.3 Labor and Materials § 5.3.1 Unless otherwise provided in the Contract Documents, the Design-Builder shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services, necessary for proper execution and completion of the Work, whether temporary or permanent, and whether or not incorporated or to be incorporated in the Work. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 17 User Notes: (876757570)

AIA® Document A141™ - 2014 § 5.3.2 When a material or system is specified in the Contract Documents, the Design-Builder may make substitutions only in accordance with Article 6. § 5.3.3 The Design-Builder shall enforce strict discipline and good order among the Design-Builder’s employees and other persons carrying out the Work. The Design-Builder shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them. The Design-Builder shall not knowingly employ or contract with an illegal alien to perform work under this Agreement, and shall not enter into a contract with a Consultant, Contractor or third-party Architect without obtaining a certification that such vendor shall not knowingly employ or contract with an illegal alien to perform work under this Agreement. § 5.4 Taxes The Design-Builder shall pay sales, consumer, use and similar taxes, for the Work provided by the Design-Builder, that are legally enacted when the Design-Build Amendment is executed or that are legally enacted before Design- Builder’s commissioning of the facility and its equipment to Owner, whether or not yet effective or merely scheduled to go into effect. § 5.5 Permits, Fees, Notices and Compliance with Laws § 5.5.1 Unless otherwise provided in the Contract Documents, the Design-Builder shall secure and pay for the building permit as well as any other permits, fees, licenses, and inspections by government agencies, necessary for proper execution of the Work and Substantial Completion of the Project. § 5.5.2 The Design-Builder shall comply with and give notices required by Applicable Laws, applicable to performance of the Work. § 5.5.3 Concealed or Unknown Conditions. If the Design-Builder encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, the Design-Builder shall promptly provide written notice to the Owner before conditions are disturbed and in no event later than 5 days after first observance of the conditions. The Owner shall promptly investigate such conditions and, if the Owner determines that they differ materially and would cause an increase or decrease in the Design-Builder’s cost of, or time required for, performance of any part of the Work, then the Design- Builder shall recommend in writing to the Owner an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Owner shall promptly notify the Design-Builder in writing, stating the reasons. If the Design-Builder disputes the Owner’s determination or recommendation, the Design-Builder may proceed as provided in Article 14. § 5.5.4 If, in the course of the Work, the Design-Builder encounters human remains, or recognizes the existence of burial markers, archaeological sites, or wetlands, not indicated in the Contract Documents, the Design-Builder shall immediately suspend any operations that would affect them and shall notify the Owner. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Design-Builder shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 14. § 5.6 Allowances § 5.6.1 The Design-Builder shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts, and by such persons or entities as the Owner may direct, but the Design-Builder shall not be required to employ persons or entities to whom the Design-Builder has reasonable objection. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 18 User Notes: (876757570)

AIA® Document A141™ - 2014 § 5.6.2 Unless otherwise provided in the Contract Documents, .1 allowances shall cover the cost to the Design-Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts (i.e. Owner shall receive the benefit of Design- Builder’s applicable trade discounts); .2 the Design-Builder’s costs for unloading and handling at the site, labor, installation costs, overhead, profit, and other expenses contemplated for stated allowance amounts, shall be included in the Contract Sum but not in the allowances; and .3 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 5.6.2.1 and (2) changes in Design-Builder’s costs under Section 5.6.2.2. § 5.6.3 The Owner shall make selections of materials and equipment with reasonable promptness for allowances requiring Owner selection. § 5.7 Key Personnel, Contractors and Suppliers § 5.7.1 The Design-Builder shall not employ personnel, or contract with Contractors or suppliers to whom the Owner has made reasonable and timely objection, prior to the execution of the Design-Build Amendment. The Design-Builder shall not be required to contract with anyone to whom the Design-Builder has made reasonable and timely objection. § 5.7.2 If the Design-Builder changes any of the personnel, Contractors or suppliers identified in the Design-Build Amendment, the Design-Builder shall notify the Owner and provide the name and qualifications of the new personnel, Contractor or supplier. The Owner may reply within 14 days to the Design-Builder in writing, stating (1) whether the Owner has reasonable objection to the proposed personnel, Contractor or supplier or (2) that the Owner requires additional time to review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection. § 5.7.3 Except for those persons or entities already identified or required in the Design-Build Amendment, the Design-Builder, as soon as practicable after execution of the Design-Build Amendment, shall furnish in writing to the Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner may reply within 14 days to the Design- Builder in writing stating (1) whether the Owner has reasonable objection to any such proposed person or entity or (2) that the Owner requires additional time for review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection. § 5.7.3.1 If the Owner has reasonable objection to a person or entity proposed by the Design-Builder, the Design- Builder shall propose another to whom the Owner has no reasonable objection. If the rejected person or entity was reasonably capable of performing the Work, within the Contract Sum and Contract Time, then the Design-Builder may increase or decrease the Contract Sum and/or the Contract Time by the difference in which the new proposed person or entity would be able to perform the Work, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute person or entity’s Work. § 5.8 Documents and Submittals at the Site The Design-Builder shall maintain at the site for the Owner one copy of the Contract Documents and a current set of the Construction Documents, in good order and marked currently to indicate field changes and selections made during construction, and one copy of approved Submittals. The Design-Builder shall deliver these items to the Owner in accordance with Section 9.10.2 as a record of the Work as constructed. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 19 User Notes: (876757570)

AIA® Document A141™ - 2014 § 5.9 Use of Site The Design-Builder shall confine operations at the site to areas permitted by Applicable Laws, and the Contract Documents, and shall not unreasonably encumber the site with materials or equipment. § 5.10 Cutting and Patching The Design-Builder shall not cut, patch or otherwise alter fully or partially completed construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Design-Builder shall not unreasonably withhold from the Owner or a separate contractor the Design-Builder’s consent to cutting or otherwise altering the Work. § 5.11 Cleaning Up § 5.11.1 The Design-Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Design-Builder shall remove waste materials, rubbish, the Design-Builder’s tools, construction equipment, machinery and surplus materials from and about the Project, and shall clean all glass surfaces and shall leave the Work "broom clean" or its equivalent, unless otherwise specified by Owner-executed written Modification. § 5.11.2 If the Design-Builder fails to clean up as provided in the Contract Documents, the Owner may do so and Owner shall be entitled to reimbursement from the Design-Builder. § 5.12 Access to Work The Design-Builder shall provide the Owner and its separate contractors and consultants access to the Work in preparation and progress wherever located. The Design-Builder shall notify the Owner regarding Project safety criteria and programs, which the Owner, and its contractors and consultants, shall comply with while at the site. § 5.13 Construction by Owner or by Separate Contractors § 5.13.1 Owner’s Right to Perform Construction and to Award Separate Contracts § 5.13.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces; and to award separate contracts in connection with other portions of the Project, or other construction or operations on the site, under terms and conditions identical or substantially similar to this Contract, including those terms and conditions related to insurance and waiver of subrogation. The Owner shall notify the Design-Builder promptly after execution of any separate contract. If the Design-Builder claims that delay or additional cost is involved because of such action by the Owner, the Design-Builder shall make a Claim as provided in Article 14. § 5.13.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Design-Builder” in the Contract Documents in each case shall mean the individual or entity that executes each separate agreement with the Owner. § 5.13.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces, and of each separate contractor, with the Work of the Design-Builder, who shall cooperate with them. The Design-Builder shall participate with other separate contractors and the Owner in reviewing their construction schedules. The Design- Builder shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement (creating a “New Timeline”). The New Timeline shall then constitute the schedules to be used by the Design-Builder, separate contractors and the Owner until subsequently revised. § 5.13.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces or separate contractors, the Owner shall be deemed to be subject to the same obligations, and to have the same rights, that apply to the Design-Builder under the Contract. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 20 User Notes: (876757570)

AIA® Document A141™ - 2014 § 5.14 Mutual Responsibility § 5.14.1 The Design-Builder shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Design-Builder’s construction and operations with theirs as required by the Contract Documents. § 5.14.2 If part of the Design-Builder’s Work depends upon construction or operations by the Owner or a separate contractor, the Design-Builder shall, prior to proceeding with that portion of the Work, prepare a written report to the Owner, identifying apparent discrepancies or defects in the construction or operations by the Owner or separate contractor that would render it unsuitable for proper execution and results of the Design-Builder’s Work. Failure of the Design-Builder to report shall constitute Design-Builder’s acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Design-Builder’s Work, except as to defects not able at that time to be reasonably discoverable. § 5.14.3 The Design-Builder shall reimburse the Owner for costs the Owner incurs that are payable to a separate contractor because of the Design-Builder’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Design-Builder for costs the Design-Builder incurs because of a separate contractor’s delays, improperly timed activities (both in consideration of the New Timeline), damage to the Work or defective construction. § 5.14.4 The Design-Builder shall promptly remedy damage the Design-Builder wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5. § 5.14.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching the Work as the Design-Builder has with respect to the construction of the Owner or separate contractors in Section 5.10. § 5.15 Owner’s Right to Clean Up If a dispute arises among the Design-Builder, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and will allocate the cost among those responsible, subject to Section 5.11.2. ARTICLE 6 CHANGES IN THE WORK § 6.1 General § 6.1.1 Changes in the Work (consisting of additions, deletions, or modifications with the Contract Sum and the Contract Time being adjusted accordingly) may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order or Change Directive, subject to the limitations stated in this Article 6 and elsewhere in the Contract Documents. § 6.1.2 A Change Order shall be based upon agreement between the Owner and Design-Builder. The Owner may issue a Change Directive without agreement by the Design-Builder. § 6.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Design-Builder shall proceed promptly, unless otherwise provided in the Change Order or Change Directive. § 6.2 Change Orders § 6.2.1 A Change Order is a written instrument signed by the Owner and Design-Builder stating their agreement upon all of the following: .1 The change in the Work; .2 The amount of the adjustment, if any, in the Contract Sum or, if prior to execution of the Design- Build Amendment, the adjustment in the Design-Builder’s compensation; and .3 The extent of the adjustment, if any, in the Contract Time. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 21 User Notes: (876757570)

AIA® Document A141™ - 2014 § 6.3 Change Directives § 6.3.1 A Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time. The Owner may by Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, and Contract Time being adjusted accordingly. § 6.3.2 A Change Directive shall be used in the absence of total agreement on the terms of a Change Order. § 6.3.3 If the Change Directive provides for an adjustment to the Contract Sum or, if prior to execution of the Design-Build Amendment, an adjustment in the Design-Builder’s compensation, the adjustment shall be based on one of the following methods: .1 Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation; .2 Unit prices stated in the Contract Documents or subsequently agreed upon; .3 Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or .4 As provided in Section 6.3.7. § 6.3.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Design-Builder, the applicable unit prices shall be equitably adjusted. § 6.3.5 Upon receipt of a Change Directive, the Design-Builder shall promptly proceed with the change in the Work involved and advise the Owner of the Design-Builder’s agreement or disagreement with the method, if any, provided in the Change Directive for determining the proposed adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time. § 6.3.6 A Change Directive signed by the Design-Builder indicates the Design-Builder’s agreement therewith, including adjustment in Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order. § 6.3.7 If the Design-Builder does not respond promptly or disagrees with the method for adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the method for adjustment in the Design-Builder’s compensation, the Owner shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase, an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 6.3.3.3, the Design-Builder shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Design- Build Documents, costs for the purposes of this Section 6.3.7 shall be limited to the following: .1 Additional costs of professional services; .2 Costs of labor, including social security, unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance; AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 22 User Notes: (876757570)

AIA® Document A141™ - 2014 .3 Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed; .4 Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Design- Builder or others; .5 Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and .6 Additional costs of supervision and field office personnel directly attributable to the change. § 6.3.8 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum or, if prior to execution of the Design-Build Amendment, in the Design-Builder’s compensation, shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change. § 6.3.9 Pending final determination of the total cost of a Change Directive to the Owner, the Design- Builder may request payment for Work completed under the Change Directive in Applications for Payment. The Owner will make an interim determination for purposes of certification for payment for those costs deemed to be reasonably justified. The Owner’s interim determination of cost shall adjust the Contract Sum or, if prior to execution of the Design-Build Amendment, the Design-Builder’s compensation, on the same basis as a Change Order, subject to the right of Design-Builder to disagree and assert a Claim in accordance with Article 14. § 6.3.10 When the Owner and Design-Builder agree with a determination concerning the adjustments in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design- Builder’s compensation and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Owner and Design-Builder shall execute a Change Order. Change Orders may be issued for all or any part of a Change Directive. ARTICLE 7 OWNER’S RESPONSIBILITIES § 7.1 General § 7.1.1 The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all Project matters requiring the Owner’s approval or authorization. § 7.1.2 The Owner shall render decisions in a timely manner and in accordance with the Design-Builder’s schedule agreed to by the Owner. The Owner shall furnish to the Design-Builder, within 15 days after receipt of a written request, information necessary and relevant for the Design-Builder to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein. § 7.2 Information and Services Required of the Owner § 7.2.1 The Owner shall furnish information or services required of the Owner by the Contract Documents with reasonable promptness. § 7.2.2 The Owner shall provide, to the extent under the Owner’s control and if not required by the Design-Build Documents to be provided by the Design-Builder, the results and reports of prior tests, inspections or investigations conducted for the Project involving structural or mechanical systems; chemical, air and water pollution; hazardous materials; or environmental and subsurface conditions and AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 23 User Notes: (876757570)

AIA® Document A141™ - 2014 information regarding the presence of pollutants at the Project site. Upon receipt of a written request from the Design-Builder, the Owner shall also provide surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site under the Owner’s control. § 7.2.3 The Owner shall promptly obtain easements, zoning variances, and legal authorizations or entitlements regarding site utilization where essential to the execution of the Project. § 7.2.4 The Owner shall cooperate with the Design-Builder in securing building and other permits, licenses and inspections. § 7.2.5 The services, information, surveys and reports required to be provided by the Owner under this Agreement, shall be furnished at the Owner's expense, and except as otherwise specifically provided in this Agreement or elsewhere in the Contract Documents or to the extent the Owner advises the Design-Builder to the contrary in writing, the Design-Builder shall be entitled to rely upon the accuracy and completeness thereof. In no event shall the Design-Builder be relieved of its responsibility to exercise proper precautions relating to the safe performance of the Work. § 7.2.6 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or non-conformity with the Contract Documents, the Owner shall give prompt written notice thereof to the Design-Builder. § 7.2.7 Prior to the execution of the Design-Build Amendment, the Design-Builder may request in writing that the Owner provide reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Design-Build Documents and the Design-Builder’s Proposal. Thereafter, the Design-Builder may only request such evidence if (1) the Owner fails to make payments to the Design-Builder as the Design-Build Documents require; (2) a change in the Work materially changes the Contract Sum; or (3) the Design-Builder identifies in writing a reasonable concern regarding the Owner’s ability to make payment when due. The Owner shall furnish such evidence as a condition precedent to commencement or continuation of the Work or the portion of the Work affected by a material change. After the Owner furnishes the evidence, the Owner shall not materially vary such financial arrangements without prior notice to the Design-Builder. § 7.2.8 Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner shall communicate through the Design-Builder with persons or entities employed or retained by the Design-Builder. § 7.2.9 Unless required by the Contract Documents to be provided by the Design-Builder, the Owner shall, upon request from the Design-Builder, furnish the services of geotechnical engineers or other consultants for investigation of subsurface, air and water conditions when such services are reasonably necessary to properly carry out the design services furnished by the Design-Builder. In such event, the Design-Builder shall specify the services required. Such services may include, but are not limited to, test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) or other consultants shall include preparation and submission of all appropriate reports and professional recommendations. § 7.2.10 The Owner shall purchase and maintain insurance as set forth in Exhibit B. § 7.3 Submittals § 7.3.1 The Owner shall review and approve or take other appropriate action on Submittals. Review of Submittals is not conducted for the purpose of determining the accuracy and completeness of other details, such as dimensions and quantities; or for substantiating instructions for installation or performance of equipment or systems; or for determining that the Submittals are in conformance with the Contract Documents, all of which remain the responsibility of the Design-Builder as required by the Contract Documents. The Owner’s action will be taken in AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 24 User Notes: (876757570)

AIA® Document A141™ - 2014 accordance with the Submittal schedule approved by the Owner or, in the absence of an approved Submittal schedule, with reasonable promptness while allowing sufficient time in the Owner’s judgment to permit adequate review, which shall in no event be less than five (5) days following Owner’s actual receipt of such Submittal. The Owner’s review of Submittals shall not relieve the Design-Builder of the obligations under Sections 3.1.11, 3.1.12, and 5.2.3. The Owner’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Owner, of any construction means, methods, techniques, sequences or procedures. The Owner’s approval of a specific item shall not indicate approval of an assembly of which the item is a component. Failure of Owner to notify Design-Builder of an approval or disapproval of any critical submittal, as defined and agreed to by Design-Builder and Owner, shall be deemed a disapproval in any event. § 7.3.2 Upon review of the Submittals required by the Contract Documents, the Owner shall notify the Design- Builder of any non-conformance with the Contract Documents the Owner discovers. § 7.4 Visits to the site by the Owner shall not be construed to create an obligation on the part of the Owner to make on-site inspections to check the quality or quantity of the Work. The Owner shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, because these are solely the Design-Builder’s rights and responsibilities under the Contract Documents. § 7.5 The Owner shall not be responsible for the Design-Builder’s failure to perform the Work in accordance with the requirements of the Contract Documents. The Owner shall not have control over or charge of, and will not be responsible for acts or omissions of the Design-Builder, Architect, Consultants, Contractors, or their agents or employees, or any other persons or entities performing portions of the Work for the Design-Builder. § 7.6 The Owner has the authority to reject Work that does not conform to the Contract Documents. The Owner shall have authority to require inspection or testing of the Work in accordance with Section 15.5.2, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Design-Builder, the Architect, Consultants, Contractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work. § 7.7 The Owner shall determine the date or dates of Substantial Completion in accordance with Section 9.8 and the date of final completion in accordance with Section 9.10. § 7.8 Owner’s Right to Stop Work If the Design-Builder fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Section 11.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Design-Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Design-Builder or any other person or entity, except to the extent required by Section 5.13.1.3. § 7.9 Owner’s Right to Carry Out the Work If the Design-Builder defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the Owner’s actual cost of correcting such deficiencies. If payments then or thereafter due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall promptly pay the difference to the Owner. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 25 User Notes: (876757570)

AIA® Document A141™ - 2014 ARTICLE 8 TIME § 8.1 Progress and Completion § 8.1.1 Time limits stated in the Timeline, which is incorporated into and a part of the Contract Documents, are of the essence of the Contract. By executing the Design-Build Amendment the Design-Builder confirms that the Contract Time is a reasonable period for performing the Work. § 8.1.2 The Design-Builder shall not, except by agreement of the Owner in writing, commence the Work prior to the effective date of insurance, other than property insurance, required by this Contract. The Contract Time shall not be adjusted as a result of the Design-Builder’s failure to obtain insurance required under this Contract. § 8.1.3 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time. § 8.2 Delays and Extensions of Time § 8.2.1 If the Design-Builder is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or of a consultant or separate contractor employed by the Owner; or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Design-Builder’s control; or by delay authorized by the Owner in writing pending mediation and binding dispute resolution or by other causes that the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner may determine. § 8.2.2 Claims relating to time shall be made in accordance with applicable provisions of Article 14. § 8.2.3 This Section 8.2 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents. ARTICLE 9 PAYMENT APPLICATIONS AND PROJECT COMPLETION § 9.1 Contract Sum The Contract Sum is stated in the Design-Build Amendment. § 9.2 Schedule of Values Where the Contract Sum is based on a stipulated sum or Guaranteed Maximum Price, the Design-Builder, prior to the first Application for Payment after execution of the Design-Build Amendment shall submit to the Owner a schedule of values allocating the entire Contract Sum to the various portions of the Work and prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. § 9.3 Applications for Payment § 9.3.1 At least ten days before the date established for each progress payment, the Design-Builder shall submit to the Owner an itemized Application for Payment for completed portions of the Work. The application shall be notarized, if required, and supported by data substantiating the Design-Builder’s right to payment as the Owner may require, such as copies of requisitions from the Architect, Consultants, Contractors, and material suppliers, and shall reflect retainage if provided for in the Contract Documents. § 9.3.1.1 As provided in Section 6.3.9, Applications for Payment may include requests for payment on account of changes in the Work that have been properly authorized by Change Directives, or by interim determinations of the Owner, but not yet included in Change Orders. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 26 User Notes: (876757570)

AIA® Document A141™ - 2014 § 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Design-Builder does not intend to pay the Architect, Consultant, Contractor, material supplier, or other persons or entities providing services or work for the Design-Builder, unless such Work has been performed by others whom the Design-Builder intends to pay. § 9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made for services provided as well as materials and equipment delivered and suitably stored for subsequent incorporation in the Work. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Design-Builder to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site. § 9.3.3 The Design-Builder warrants that title to all Work, other than Instruments of Service, covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Design-Builder’s knowledge, information and belief, be free and clear of liens, security interests or encumbrances in favor of the Design-Builder, Architect, Consultants, Contractors, material suppliers, or other persons or entities entitled to make a claim by reason of having provided labor, materials and equipment relating to the Work. § 9.4 Certificates for Payment The Owner shall, within seven days after receipt of the Design-Builder’s Application for Payment, issue to the Design-Builder a Certificate for Payment indicating the amount the Owner determines is properly due, and notify the Design-Builder in writing of the Owner’s reasons for withholding certification in whole or in part as provided in Section 9.5.1. § 9.5 Decisions to Withhold Certification § 9.5.1 The Owner may withhold a Certificate for Payment in whole or in part to the extent reasonably necessary to protect the Owner due to the Owner’s determination that the Work has not progressed to the point indicated in the Design-Builder’s Application for Payment, or the quality of the Work is not in accordance with the Contract Documents. If the Owner is unable to certify payment in the amount of the Application, the Owner will notify the Design-Builder as provided in Section 9.4. If the Design-Builder and Owner cannot agree on a revised amount, the Owner will promptly issue a Certificate for Payment for the amount that the Owner deems to be due and owing. The Owner may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued to such extent as may be necessary to protect the Owner from loss for which the Design-Builder is responsible because of .1 defective Work, including design and construction, not remedied; .2 third party claims filed; .3 failure of the Design-Builder to make payments properly to the Architect, Consultants, Contractors or others, for services, labor, materials or equipment; .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum; .5 damage to the Owner or a separate contractor, .6 repeated failure to carry out the Work in accordance with the Contract Documents .7 unsatisfactory prosecution of the Work by Design-Builder. § 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 27 User Notes: (876757570)

AIA® Document A141™ - 2014 § 9.5.3 If the Owner withholds certification for payment under Section 9.5.1.3, the Owner may, at its sole option, issue joint checks to the Design-Builder and to the Architect or any Consultants, Contractor, material or equipment suppliers, or other persons or entities providing services or work for the Design-Builder to whom the Design-Builder failed to make payment for Work properly performed or material or equipment suitably delivered. § 9.6 Progress Payments § 9.6.1 After the Owner has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents. § 9.6.2 The Design-Builder shall pay each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder no later than the time period required by Applicable Law, but in no event more than seven days after receipt of payment from the Owner the amount to which the Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder is entitled, reflecting percentages actually retained from payments to the Design-Builder on account of the portion of the Work performed by the Architect, Consultant, Contractor, or other person or entity. The Design-Builder shall, by appropriate agreement with each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder, require each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder to make payments to subconsultants and subcontractors in a similar manner. § 9.6.3 The Owner will, on request and if practicable, furnish to the Architect, a Consultant, Contractor, or other person or entity providing services or work for the Design-Builder, information regarding percentages of completion or amounts applied for by the Design-Builder and action taken thereon by the Owner on account of portions of the Work done by such Architect, Consultant, Contractor or other person or entity providing services or work for the Design-Builder. § 9.6.4 The Owner has the right to request written evidence from the Design-Builder that the Design-Builder has properly paid the Architect, Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, amounts paid by the Owner to the Design-Builder for the Work. If the Design-Builder fails to furnish such evidence within seven days, the Owner shall have the right to contact the Architect, Consultants, and Contractors to ascertain whether they have been properly paid. The Design-Builder acknowledges and agrees that the Owner shall have no obligation to pay or to see to the payment of money to a third-party Architect, Consultant or Contractor, and guarantees such payment hereunder. § 9.6.5 Design-Builder payments to material and equipment suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4. § 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents. § 9.6.7 Unless the Design-Builder provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Design-Builder for Work properly performed by the Architect, Consultants, Contractors and other person or entity providing services or work for the Design-Builder, shall be held by the Design-Builder for the Architect and those Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, for which payment was made by the Owner. § 9.7 Failure of Payment If the Owner does not issue a Certificate for Payment, through no fault of the Design-Builder, within the time required by the Contract Documents, then the Design-Builder may, upon seven additional days’ written notice to the Owner, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Design-Builder’s reasonable, documented costs of shut-down, delay and start-up, as provided for in the Contract Documents. Design-Builder shall provide to Owner substantiation of the foregoing. Notwithstanding the foregoing, payments may be withheld on AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 28 User Notes: (876757570)

AIA® Document A141™ - 2014 account of (1) defective Work not remedied, (2) claims asserted or evidence which indicates probable assertion of claims, (3) failure of the Design-Builder to make payments properly to Vendor(s) or for labor, materials, or equipment, (4) damage to another Design-Builder or Owner, or (5) unsatisfactory prosecution of the Work by the Design-Builder. § 9.8 Substantial Completion § 9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use. The date of Substantial Completion is the date certified by the Owner in accordance with this Section 9.8. § 9.8.2 When the Design-Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design-Builder shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Design-Builder to complete all Work in accordance with the Contract Documents. § 9.8.3 Upon receipt of the Design-Builder’s list, the Owner shall make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner’s inspection discloses any item, whether or not included on the Design-Builder’s list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Design-Builder shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner. In such case, the Design-Builder shall then submit a request for another inspection by the Owner to determine Substantial Completion. § 9.8.4 Prior to issuance of the Certificate of Substantial Completion under Section 9.8.5, the Owner and Design- Builder shall discuss and then determine the parties’ obligations to obtain and maintain property insurance following issuance of the Certificate of Substantial Completion. § 9.8.5 When the Work or designated portion thereof is substantially complete, the Design-Builder will prepare for the Owner’s signature a Certificate of Substantial Completion that shall, upon the Owner’s signature, establish the date of Substantial Completion; establish responsibilities of the Owner and Design-Builder for security, maintenance, heat, utilities, damage to the Work and insurance; and fix the time within which the Design-Builder shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion. § 9.8.6 The Certificate of Substantial Completion shall be submitted by the Design-Builder to the Owner for written acceptance of responsibilities assigned to it in the Certificate. Upon the Owner’s acceptance, and consent of surety, if any, the Owner shall make payment of retainage applying to the Work or designated portion thereof. Payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents. § 9.8.7 In the event of a dispute regarding whether the Design-Builder’s Work is substantially complete, the dispute shall be resolved pursuant to Article 14. § 9.9 Partial Occupancy or Use § 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Design-Builder, provided such occupancy or use is consented to, by endorsement or otherwise, by the insurer providing property insurance and authorized by public authorities having jurisdiction over the Project, provided that in the reasonable opinion of the Design-Builder, such use or occupancy shall not unreasonably interfere with the Design- Builder’s operations nor delay it in completing the entire Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Design-Builder have accepted in AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 29 User Notes: (876757570)

AIA® Document A141™ - 2014 writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Design-Builder considers a portion substantially complete, the Design-Builder shall prepare and submit a list to the Owner as provided under Section 9.8.2. Consent of the Design-Builder to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design-Builder. § 9.9.2 Immediately prior to such partial occupancy or use, the Owner and Design-Builder shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work. § 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents. § 9.9.4 If the Owner desires to exercise its rights of partial occupancy and use under this Section, the Owner shall give reasonable notice thereof to the Design-Builder. The Design-Builder shall work with the Owner to establish mutually acceptable arrangements between the Owner and the Design-Builder with regard to procedures, terms and conditions governing the operation and maintenance of such services and facilities as may be utilized for the benefit of the Owner. § 9.10 Final Completion and Final Payment § 9.10.1 Upon receipt of the Design-Builder’s written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner will promptly make such inspection. When the Owner finds the Work acceptable under the Contract Documents and the Contract fully performed, the Owner will, subject to Section 9.10.2, promptly issue a final Certificate for Payment. § 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Design- Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work, for which the Owner or the Owner’s property might be responsible or encumbered, (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect, (3) a written statement that the Design-Builder shall duly renew for two (2) years following Substantial Completion and that Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment, (5) as-constructed record copy of the Construction Documents marked to indicate field changes and selections made during construction, (6) manufacturer’s warranties, product data, and maintenance and operations manuals, as more fully set forth in Exhibit A Amendment (7) commissioned Facility including Process Equipment fully conforming to the Owner’s Criteria, which shall include the unloading, placement in proper location inside the facility, installation, and connectivity/startup of the Process Equipment; and (8) all other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests, or encumbrances, arising out of the Contract, in such form as may be designated by the Owner. If a third-party Architect, a Consultant, or a Contractor, or other person or entity providing services or work for the Design-Builder, refuses to furnish a release or waiver required by this Section 9.10.2 or as otherwise required by the Owner, the Design-Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such liens, claims, security interests, or encumbrances. If such liens, claims, security interests, or encumbrances remains unsatisfied after payments are made, the Design-Builder shall refund to the Owner all money that the Owner may be compelled to pay in discharging such liens, claims, security interests, or encumbrances, including all costs and reasonable attorneys’ fees. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 30 User Notes: (876757570)

AIA® Document A141™ - 2014 § 9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Design-Builder or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Design-Builder, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Design-Builder to the Owner prior to issuance of payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims. § 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled; .2 faulty or defective Work appearing after Substantial Completion; .3 failure of the Work to comply with the requirements of the Contract Documents, whether such non- compliance appears before, during or after Substantial Completion; and/or .4 terms of special warranties required by the Contract Documents. § 9.10.5 Acceptance of final payment by the Design-Builder shall constitute a waiver of all claims by the Design-Builder except those previously made in writing and identified in writing by the Design-Builder as unsettled on Design-Builder’s final Application for Payment. ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY § 10.1 Safety Precautions and Programs The Design-Builder shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. § 10.2 Safety of Persons and Property § 10.2.1 The Design-Builder shall be responsible for precautions for initiating, maintaining and supervising all safety precautions and programs, for the safety of, and reasonable protection to prevent damage, injury or loss to .1 all employees on the Work and other persons who may be affected thereby; .2 all the Work and all materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Design-Builder or the Architect, Consultants, or Contractors, or other person or entity providing services or work for the Design-Builder; and .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, or structures and utilities not designated for removal, relocation or replacement in the course of construction, or elsewhere in connection with the Work. § 10.2.2 The Design-Builder shall bear all risk of loss to the Work, or materials or equipment for the Work that is due to Design-Builder’s gross negligence and/or willful misconduct until the Work is fully completed and accepted by the Owner. The Design-Builder shall comply with, and give notices required by, Applicable Laws, bearing on safety of persons or property, or their protection from damage, injury or loss. § 10.2.3 The Design-Builder shall implement, erect, and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notify owners and users of adjacent sites and utilities of the safeguards and protections. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 31 User Notes: (876757570)

AIA® Document A141™ - 2014 § 10.2.4 When use or storage of explosives or other hazardous materials or equipment, or unusual methods, are necessary for execution of the Work, the Design-Builder shall exercise utmost care, and carry on such activities under supervision of properly qualified personnel. § 10.2.5 The Design-Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3, caused in whole or in part by the Design-Builder, the Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Design-Builder is responsible under Sections 10.2.1.2 and 10.2.1.3; except damage or loss attributable to acts or omissions of the Owner, or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Design-Builder. The foregoing obligations of the Design-Builder are in addition to the Design-Builder’s obligations under Section 3.1.14. § 10.2.6 The Design-Builder shall designate a responsible member of the Design-Builder’s organization, at the site, whose duty shall be the prevention of accidents. This person shall be the Design-Builder’s superintendent unless otherwise designated by the Design-Builder in writing to the Owner. § 10.2.7 The Design-Builder shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition. § 10.2.8 Injury or Damage to Person or Property. If the Owner or Design-Builder suffers injury or damage to person or property because of an act or omission of the other, or of others for whose acts such party is legally responsible, written notice of the injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter. § 10.3 Hazardous Materials § 10.3.1 For the purposes of this Section 10.3, “hazardous materials” are any materials, wastes, substances and chemicals deemed to be hazardous by Applicable Laws, or the handling, storage, remediation, or disposal of which are regulated by Applicable Laws. The Design-Builder is responsible for compliance with any requirements included in the Design-Build Documents regarding hazardous materials. The Design-Builder shall be obligated to analyze and evaluate the Owner’s Criteria to determine if any hazardous materials are required by the Owner’s Criteria as presented to Design-Builder, and if so, then it shall be obligated to report such presence in writing to Owner. The Design-Builder shall be liable for any such hazardous materials which it (a) fails to report to Owner that are required by Owner’s Criteria, or (b) discovers as required by Owner’s Criteria, but which Owner submits in writing shall remain required by Owner’s Criteria even after Owner’s receipt of written notification that such materials are hazardous materials. If the Design-Builder encounters a hazardous material or substance not required by the Owner’s Criteria and which are not addressed in the Design-Build Documents, and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Design- Builder, the Design-Builder shall, upon recognizing the condition, immediately stop Work in the affected area and promptly submit to Owner a written report of such hazardous materials condition. § 10.3.2 Upon receipt of the Design-Builder’s written report, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the hazardous material or substance reported by the Design-Builder and, in the event such hazardous material or substance is found to be present, to cause it to be rendered harmless. Unless otherwise required by the Design-Build Documents, the Owner shall furnish in writing to the Design-Builder the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such hazardous material or substance. The Design-Builder will promptly reply to the Owner in writing stating whether or not the Design- AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 32 User Notes: (876757570)

AIA® Document A141™ - 2014 Builder has reasonable objection to the persons or entities proposed by the Owner to perform the task of removal or safe containment of such hazardous material. If the Design-Builder has an objection to a person or entity proposed by the Owner to perform the task of removal or safe containment of such hazardous material, the Owner shall promptly propose in writing another to whom the Design-Builder has no reasonable objection. When the hazardous material or substance has been rendered harmless, Owner shall submit to Design-Builder written certification that the hazardous materials have been removed or rendered harmless and all necessary approvals have been obtained pursuant to Applicable Law. The Design-Builder shall be obligated to resume Work in the affected area upon receipt from the Owner of such written certification. By Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Design-Builder’s reasonable additional costs actually incurred in and directly attributable to the shut-down, delay and start-up. § 10.3.3 To the fullest extent permitted by law, the Owner shall indemnify, defend and hold harmless the Design-Builder, the Architect, Consultants, and Contractors, and employees of any of them, from and against claims, damages, losses and expenses, including but not limited to reasonable attorneys’ fees, arising out of or resulting from performance of the Work in the affected area, if in fact the hazardous material or substance that was: (a) not introduced to the site by Design-Builder and (b) present as required by the Owner’s Criteria however negligently not reported to Owner by Design-Builder upon its evaluation and analysis of the Owner’s Criteria pursuant to Section 10.3.1, and that presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to, or destruction of, tangible property (other than the Work itself), except to the extent that such damage, loss or expense is due to the fault or negligence of the party seeking indemnity. § 10.3.4 The Owner shall not be responsible under this Section 10.3 for hazardous materials or substances: (a) the Design-Builder brings to the site, or (b) are required by Owner to remain as required by the Owner’s Criteria after receipt of Design-Builder’s written report of such hazardous materials after its evaluation and analysis of the Owner’s Criteria pursuant to Section 10.3.1. The Owner shall only be responsible for hazardous materials or substances required by the Owner’s Criteria that it communicates in writing shall remain required by the Owner’s Criteria after receipt of Design-Builder’s written report of such hazardous pursuant to Section 10.3.1, except to the extent of the Design-Builder’s fault or negligence in the use and handling of such hazardous materials or substances. § 10.3.5 The Design-Builder shall indemnify, defend and hold harmless the Owner from and against all claims, losses, damages, liabilities and expenses, including but not limited to reasonable attorneys’ fees arising out of or resulting from those hazardous materials: (a) introduced to the site by Design-Builder, its Vendor(s), or anyone for whose acts Design-Builder may be liable and/or (b) which Design-Builder was negligent in not reporting in writing to the Owner as present and required in the Owner’s Criteria pursuant to Section 10.3.1. § 10.3.6 If, hazardous materials are present at the site due to Owner’s written requirement that such hazardous materials remain required by the Owner’s Criteria after receipt of Design-Builder’s written report of such hazardous pursuant to Section 10.3.1, the Design-Builder is held liable by a government agency for the cost of remediation of such hazardous material or substance solely by reason of performing Work as required by the Design-Build Documents, the Owner shall indemnify the Design-Builder for all cost and expense thereby incurred. § 10.4 Emergencies In an emergency affecting safety of persons or property, the Design-Builder shall act, subject to reasonable and industry standards, to prevent threatened damage, injury or loss. ARTICLE 11 UNCOVERING AND CORRECTION OF WORK § 11.1 Uncovering of Work The Owner may request to examine a portion of the Work that the Design-Builder has covered to determine if the Work has been performed in accordance with the Contract Documents. If such Work is in accordance with the Contract Documents, the Owner and Design-Builder shall execute a Change Order to adjust the Contract Time and AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 33 User Notes: (876757570)

AIA® Document A141™ - 2014 Contract Sum, as appropriate. If such Work is not in accordance with the Contract Documents, the costs of uncovering and correcting the Work shall be at the Design-Builder’s expense and the Design-Builder shall not be entitled to a change in the Contract Time and/or Contract Sum unless the condition was caused by the Owner in which event the Owner shall be responsible for payment of such costs and the Contract Time will be adjusted as appropriate. § 11.2 Correction of Work § 11.2.1 Before or After Substantial Completion. The Design-Builder shall promptly correct Work rejected by the Owner or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for any design consultant employed by the Owner whose expenses and compensation were made necessary thereby, shall be at the Design-Builder’s expense. § 11.2.2 After Substantial Completion § 11.2.2.1 In addition to the Design-Builder’s obligations under Section 3.1.12, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Design- Build Documents (collectively referred to as the “Correction Period”), any of the Work is found not to be in accordance with the requirements of the Design-Build Documents, the Design-Builder shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Design-Builder a written acceptance of such condition. Notwithstanding the foregoing, the Design-Builder shall be obligated to promptly correct such condition where the Owner had previously given written acceptance of such non- conformance, but where such initial condition caused additional conditions that the Owner could not have reasonably foreseen at the time it gave written such acceptance of such initial condition. The Owner shall give such notice promptly after discovery of the condition. During the Correction Period, if the Owner fails to notify the Design-Builder and give the Design-Builder an opportunity to make the correction, the Owner waives the rights to require correction by the Design-Builder and to make a claim for breach of warranty. The foregoing shall in no event apply to equipment or any material that carries a longer warranty period. If the Design-Builder fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it in accordance with Section 7.9. § 11.2.2.2 The Correction Period shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work. § 11.2.2.3 The Correction Period shall not be extended by corrective Work performed by the Design-Builder pursuant to this Section 11.2. § 11.2.3 The Design-Builder shall remove from the site portions of the Work that are not in accordance with the requirements of the Contract Documents and are neither corrected by the Design-Builder nor accepted by the Owner. § 11.2.4 The Design-Builder shall solely bear the cost of correcting destroyed or damaged construction of the Owner or separate contractors, whether completed or partially completed, caused by the Design-Builder’s correction or removal of Work that is not in accordance with the requirements of the Contract Documents. § 11.2.5 Nothing contained in this Section 11.2 shall be construed to establish a period of limitation with respect to other obligations the Design-Builder has under the Contract Documents. Establishment of the Correction Period as described in Section 11.2.2 relates only to the specific obligation of the Design-Builder to AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 34 User Notes: (876757570)

AIA® Document A141™ - 2014 correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design-Builder’s liability with respect to the Design-Builder’s obligations other than specifically to correct the Work. § 11.3 Acceptance of Nonconforming Work If the Owner prefers to accept Work that is not in accordance with the requirements of the Contract Documents, the Owner may do so only by written notice to Design-Builder, instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made. ARTICLE 12 COPYRIGHTS AND LICENSES § 12.1 Drawings, Specifications and other contract documents prepared by the Design-Builder for the Project are instruments of the Design-Builder's service and, unless otherwise provided, the Design-Builder shall be deemed the author of such documents, as applicable and shall retain all common law, statutory and other reserved rights, including the copyrights. However, the Design-Builder shall not use the Drawings, Specifications or other Project design documents for any purpose not related to the Project without the Owner's prior written consent. Additionally, submission or distribution of instruments of service to meet official regulatory requirements, or for similar purposes in connection with the Project or any future project by Owner as to the Facility, is not to be construed as publication in derogation of the reserved rights of the Design-Builder its Contractors, and/or any other person or entity providing services or work for any of them. § 12.2 The Design-Builder and the Owner warrant that in transmitting Instruments of Service, or any other information, the transmitting party is the copyright owner of such information or has permission from the copyright owner to transmit such information for its use on the Project or any future project by Owner as to the Facility. § 12.3 The Owner shall have a fully-paid royalty-free right and license (the "License") to retain copies, including reproducible copies and copies of computer disks or other computer memory storage devices, of the Drawings, Specifications and other Project design documents, and to use all of the aforesaid for any purposes in connection with the construction, reconstruction, renovation, repair, maintenance, use and occupancy of the Project. Without limitation, the word "Drawings" as used herein includes graphic images of the Drawings contained in computer files, stored on computer disks, tapes or other computer memory storage media and the License includes the right to receive in the form of such computer memory storage media and to retain and use, copies of the Design-Builder's CAD Drawings as maintained in the Design-Builder's computer files. The Design-Builder hereby consents to the transfer of the License to any assignee of the Owner. Upon completion of the design services in connection with the project, the Design-Builder's assignment of any or all Subcontracts to the Owner, or earlier termination of this Agreement for any reason, the License shall be irrevocable and perpetual. Any unauthorized reproduction or use of the Instruments of Service by the Owner or others shall be at the Owner’s sole risk and expense without liability to the Design-Builder and its design professionals. Except as provided in Section A.1.6.4, termination of this Agreement prior to completion of the Design-Builder’s services to be performed under this Agreement shall terminate this license. § 12.3.1 The Design-Builder shall obtain non-exclusive licenses from the Architect, Consultants, and Contractors, that will allow the Design-Builder to satisfy its obligations to the Owner under this Article 12. The Design-Builder’s licenses from the Architect and its Consultants and Contractors shall also allow the Owner, in the event this Agreement is terminated for any reason other than the default of the Owner or in the event the Design-Builder’s Architect, Consultants, or Contractors terminate their agreements with the Design-Builder for cause, to obtain a limited, irrevocable and non-exclusive license solely and exclusively for purposes of constructing, using, maintaining, altering and adding to the Project, provided AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 35 User Notes: (876757570)

AIA® Document A141™ - 2014 that the Owner provide the Architect, Consultant or Contractor with the Owner’s written agreement to indemnify and hold harmless the Architect, Consultant or Contractor from all costs and expenses, including the cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service. § 12.3.2 In the event the Owner alters the Instruments of Service without the author’s written authorization or uses the Instruments of Service without retaining the authors of the Instruments of Service, the Owner releases the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all claims and causes of action arising from or related to such uses. The Owner, to the extent permitted by law, further agrees to indemnify and hold harmless the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all costs and expenses, including the cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service under this Section 12.3.2. The terms of this Section 12.3.2 shall not apply if the Owner rightfully terminates this Agreement for cause under Sections 13.1.4 or 13.2.2. § 12.3.3 Except for the Drawings, Specifications and other Project design documents prepared by the Design- Builder described above, all reports and other materials furnished to the Owner pursuant to this Agreement shall become property of the Owner and may be used by the Owner or such parties as the Owner may designate thereafter, in such manner and for such purposes as the Owner or such parties may deem advisable without further employment of or additional compensation to the Design-Builder. The Design-Builder shall not release or disclose to any third party any report or other materials produced for the Owner without obtaining the Owner's prior written consent. ARTICLE 13 TERMINATION OR SUSPENSION § 13.1 Termination or Suspension Prior to Execution of the Design-Build Amendment § 13.1.1 If the Owner fails to make payments to the Design-Builder pursuant to other mutually agreed-to written agreement for Work completed prior to execution of the Design-Build Amendment (i.e. payment in satisfaction of the Basis of Design Proposal Agreement) and in accordance with this Agreement, such failure shall be considered substantial nonperformance and cause for termination or, at the Design-Builder’s option, cause for suspension of performance of services under this Agreement. If the Design-Builder elects to suspend the Work, the Design-Builder shall give seven days’ written notice to the Owner before suspending the Work. In the event of a suspension of the Work, the Design-Builder shall have no liability to the Owner for delay or damage caused by the suspension of the Work. Before resuming the Work, the Design-Builder shall be paid all sums due prior to suspension and any expenses actually incurred in the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted. § 13.1.2 If the Owner suspends the Project for cause (which shall mean suspension due to act or fault of the Design-Builder, the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder), the Design- Builder shall be compensated for the Work performed prior to notice of such suspension. When the Project is resumed, the Design-Builder shall be compensated for the reasonable expenses actually incurred in (Design-Builder must present to Owner its invoices for such expenses) and directly attributable to the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted. § 13.1.3 If the Owner suspends the Project for more than 90 cumulative days for reasons other than the fault of the Design-Builder, the Design-Builder may terminate this Agreement by giving not less than seven days’ written notice. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 36 User Notes: (876757570)

AIA® Document A141™ - 2014 § 13.1.4 Either party may terminate this Agreement upon not less than seven days’ written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination. § 13.1.5 The Owner may terminate this Agreement for the Owner’s convenience and without cause, upon not less than seven days’ prior written notice to the Design-Builder. § 13.1.6 In the event of termination not due to any act or fault of the Design-Builder, the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, the Design-Builder shall be compensated for Work it duly performed pursuant to the Owner-Approved Preliminary Design prior to termination, together with Reimbursable Expenses then due and reasonable expenses actually incurred and directly attributable to termination for which the Design-Builder is not otherwise compensated (for which Design-Builder shall present to Owner its invoices for such expenses). In no event shall the Design-Builder’s compensation under this Section 13.1.6 be greater than the compensation set forth in Section 2.1. § 13.2 Termination or Suspension Following Execution of the Design-Build Amendment § 13.2.1 Termination by the Design-Builder § 13.2.1.1 The Design-Builder may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Design-Builder, the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, for any of the following reasons: .1 Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped; .2 An act of government, such as a declaration of national emergency that requires all Work to be stopped; .3 Because the Owner has not issued a Certificate for Payment pursuant to the terms and conditions of this Agreement, including, but not limited to, that the Owner has not notified the Design-Builder of the reason for withholding certification as provided in Section 9.5.1, or because the Owner has not made payment on a Certificate for Payment pursuant to the terms and conditions of this Agreement, including, but not limited to, making a payment within the time stated in the Contract Documents; or .4 The Owner has failed to furnish to the Design-Builder promptly, upon the Design-Builder’s prior written request, reasonable evidence as required by Section 7.2.7. § 13.2.1.2 The Design-Builder may terminate the Contract if, through no act or fault of the Design- Builder, the Architect, a Consultant, a Contractor, or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 13.2.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less. § 13.2.1.3 If one of the reasons described in Section 13.2.1.1 or 13.2.1.2 exists, the Design-Builder may, upon seven days’ prior written notice to the Owner, terminate the Contract and recover from the Owner payment for Work it duly performed pursuant to the Owner-Approved Preliminary Design, including reasonable expenses actually incurred in and directly attributable to such termination for which the Design-Builder is not otherwise compensated (for which Design-Builder shall present to Owner its invoices for such expenses). § 13.2.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Design-Builder , the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 37 User Notes: (876757570)

AIA® Document A141™ - 2014 entities performing portions of the Work under direct or indirect contract with the Design-Builder because the Owner has repeatedly (which shall mean more than three (3) times) failed to fulfill the Owner’s obligations under the Design-Build Documents with respect to matters substantively important to the progress of the Work, the Design-Builder may, upon seven additional days’ prior written notice to the Owner, terminate the Contract and recover from the Owner as provided in Section 13.2.1.3. § 13.2.2 Termination by the Owner For Cause § 13.2.2.1 The Owner may terminate the Contract if the Design-Builder .1 fails to submit the Proposal by the date required by the agreed-to Timeline, or within a reasonable time consistent with the date of Substantial Completion; .2 refuses or fails to supply an Architect, or enough properly skilled Consultants, Contractors, or workers or proper materials; .3 fails to make payment to the Architect, Consultants, or Contractors for services, materials or labor in accordance with their respective agreements with the Design-Builder or as otherwise required by Applicable Law; .4 disregards or otherwise circumvents Applicable Laws; and/or .5 is otherwise guilty of substantial breach of a provision of this Agreement, the Terms & Conditions and/or the Contract Documents. § 13.2.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Design-Builder and the Design-Builder’s surety, if any, seven days’ prior written notice, terminate this Agreement and may, subject to any prior rights of the surety: .1 Exclude the Design-Builder from the site and take title to and possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Design-Builder; .2 Accept assignment of the Architect, Consultant and Contractor agreements pursuant to Section 3.1.15; and .3 Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Design-Builder, the Owner shall furnish to the Design-Builder a detailed accounting of the costs incurred by the Owner in finishing the Work. § 13.2.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 13.2.2.1, the Design-Builder shall not be entitled to receive further payment until the Work is finished. § 13.2.2.4 If the unpaid balance of the Contract Sum representing Work Design-Builder duly performed pursuant to the Owner-Approved Preliminary exceeds Owner’s costs of finishing the Work and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Design-Builder only on completion by Owner of the Work. If such Owner’s costs and damages exceed the unpaid balance, the Design- Builder shall pay the difference to the Owner. The obligation for such payments shall survive termination of the Contract. § 13.2.3 Suspension by the Owner for Convenience § 13.2.3.1 The Owner may, without cause, order the Design-Builder in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine. § 13.2.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time directly caused by suspension, delay or interruption as described in Section 13.2.3.1. No adjustment shall be made to the extent .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Design-Builder is responsible; or .2 that an equitable adjustment is made or denied under another provision of the Contract. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 38 User Notes: (876757570)

AIA® Document A141™ - 2014 § 13.2.4 Termination by the Owner for Convenience § 13.2.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause. § 13.2.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Design-Builder shall .1 cease operations as directed by the Owner in the notice; .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and, .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing Project agreements, including agreements with the Architect, Consultants, Contractors, and purchase orders, and enter into no further Project agreements and purchase orders. § 13.2.4.3 In case of such termination for the Owner’s convenience, the Design-Builder shall be entitled to receive payment for Work duly performed, and reasonable costs actually incurred in and directly attributable to such termination. ARTICLE 14 CLAIMS AND DISPUTE RESOLUTION § 14.1 Claims § 14.1.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Design-Builder arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim. § 14.1.2 Time Limits on Claims. The Owner and Design-Builder shall commence all claims and causes of action, whether in contract, tort, breach of warranty or otherwise, against the other, arising out of or related to the Contract in accordance with the requirements of the binding dispute resolution method selected in Section 1.3, within the time period specified by Applicable Law. The Owner and Design-Builder waive all claims and causes of action not commenced in accordance with this Section 14.1.2. § 14.1.3 Notice of Claims § 14.1.3.1 Prior To Final Payment. Prior to Final Payment, Claims by either the Owner or Design-Builder must be initiated by written notice to the other party within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. § 14.1.3.2 After Final Payment, Claims by either the Owner or Design-Builder that have not otherwise been waived pursuant to Sections 9.10.4 or 9.10.5, must be initiated by prompt written notice to the other party. § 14.1.4 Continuing Contract Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 13, the Design-Builder shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents. This Subparagraph shall not apply if the Claim involves the issue of non-payment of contract monies for undisputed change orders in excess of $50,000.00. In such an event, Claimant will be entitled to have the claim for non-payment settled by arbitration in accordance with the Fast Track Rules of the Construction Industry Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 39 User Notes: (876757570)

AIA® Document A141™ - 2014 arbitrator or arbitrators may be entered in any court having jurisdiction thereof. The award rendered by the arbitrator or arbitrators shall be final and binding. § 14.1.5 Claims for Additional Cost. If the Design-Builder intends to make a Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the portion of the Work that relates to the Claim. Prior notice is not required for Claims relating to an emergency that threatens to imminently endanger life or property arising under Section 10.4. § 14.1.6 Claims for Additional Time § 14.1.6.1 If the Design-Builder intends to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given to the Owner. The Design-Builder’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary. § 14.1.6.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated, and had an adverse effect on the scheduled construction. § 14.1.7 Claims for Consequential Damages The Design-Builder and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes .1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and .2 damages incurred by the Design-Builder for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work. This mutual waiver is applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 13. § 14.2 Intentionally Omitted. § 14.2.2 Procedure § 14.2.2.1 Claims Initiated by the Owner. If the Owner initiates a Claim, the Design-Builder shall provide a written response to Owner within ten business days after receipt of the notice required under Section 14.1.3.1. § 14.2.2.2 Claims Initiated by the Design-Builder. If the Design-Builder initiates a Claim, the Owner will take one or more of the following actions within ten business days after receipt of the notice required under Section 14.1.3.1: (1) request additional supporting data, (2) render a decision rejecting the Claim in whole or in part, (3) render a decision approving the Claim, (4) suggest a compromise or (5) indicate that it is unable to render an initial decision because the Owner lacks sufficient information to evaluate the merits of the Claim. § 14.2.3 In evaluating Claims, the Owner may, but shall not be obligated to, consult with or seek information from persons with special knowledge or expertise who may assist the Owner in rendering a decision. The retention of such persons shall be at the Owner’s expense. § 14.2.4 If the Owner requests the Design-Builder to provide a written response to a Claim or to furnish additional supporting data, the Design-Builder shall respond, within ten days after receipt of such request, and shall AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 40 User Notes: (876757570)

AIA® Document A141™ - 2014 either (1) provide a written response on the requested supporting data, (2) advise the Owner in writing when the response or supporting data will be furnished or (3) advise the Owner in writing that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Owner will either reject or approve the Claim in whole or in part. § 14.2.5 The Owner’s decision shall (1) be in writing; (2) state the reasons therefor; and (3) identify any change in the Contract Sum or Contract Time or both. The initial decision shall be final and binding on the parties but subject to binding dispute resolution pursuant to this Section 14. § 14.2.6 This Section Intentionally Left Blank. § 14.2.6.1 Either party may, within 30 days from its receipt from the other party of the response to an initiated Claim for non-payment, request in writing that the parties specifically agree to settle such disputes for non-payment by arbitration in accordance with the Fast Track Rules of the Construction Industry Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof. The award rendered by the arbitrator or arbitrators shall be final and binding. § 14.2.7 In the event of a Claim against the Design-Builder, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Design-Builder’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy. § 14.2.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines. § 14.3 This Section Intentionally Left Blank. § 14.4 Arbitration § 14.4.1 Unless the parties mutually agree in writing otherwise, any dispute, controversy or claim arising out of, or in connection with, this Agreement or the relationship of the parties with respect to the subject matter hereof will be finally resolved by arbitration under the Rules of Arbitration of the American Arbitration Association (AAA) then in effect, by one arbitrator appointed in accordance with said Rules of Arbitration of the AAA. The venue of arbitration shall be the city of New York, New York, USA. The arbitral decision shall be final, binding and enforceable against the parties in any court of competent jurisdiction, and the parties hereby waive any right to appeal such arbitral decision on the merits or to challenge the award. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded. § 14.4.1.1 A demand for arbitration shall be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations or statute of repose. For statute of limitations or statute of repose purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim. § 14.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with Applicable Law in any court having jurisdiction. AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 41 User Notes: (876757570)

AIA® Document A141™ - 2014 § 14.4.3 The foregoing agreement to arbitrate, and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement, shall be specifically enforceable under Applicable Law in any court having jurisdiction thereof. § 14.4.4 Discovery The Owner and the Design-Builder shall, before the arbitration hearing, make discovery and disclosure of all matters relevant to the subject matter of such dispute and no more than three (3) depositions per side, to the extent and in the manner provided by the Federal Rules of Civil Procedure. All questions that may arise with respect to the fulfillment of or the failure to fulfill this obligation shall be referred to the arbitrator(s), which shall be final and binding. This obligation shall be specifically enforceable. § 1.4.4.5 Counsel Fees The arbitrator shall award counsel fees to one party in the event they find one party was the substantially prevailing party over the other party. This provision does not overrule any statute that permits the granting of counsel fees or special interest and penalties. § 14.4.4 Consolidation or Joinder § 14.4.4.1 Either party, at its sole discretion, may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrator(s). § 14.4.4.2 Either party, at its sole discretion, may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent. § 14.4.4.3 The Owner and Design-Builder grant to any person or entity made a party to an arbitration conducted under this Section 14.4, whether by joinder or consolidation, the same rights of joinder and consolidation as the Owner and Design-Builder under this Agreement. ARTICLE 15 MISCELLANEOUS PROVISIONS § 15.1 Governing Law The Contract shall be governed by and construed in accordance with the laws of the State of New York pursuant to Sections 5-1401 and 5-1402 of the New York General Obligations Law, excluding the following: New York choice-of-law principles and any applicable federal law. § 15.2 Jurisdiction If the parties mutually agree in writing that any dispute, controversy or claim arising out of, or in connection with, this Agreement or the relationship of the parties with respect to the subject matter hereof will be not be finally resolved by arbitration and pursuant to Section 14.4.1 – Section 13.3.4, then the parties agree that such disputes shall be heard in either the State or Federal Courts having jurisdiction in the State of New York, and each hereby expressly consents to the jurisdiction of the State and Federal courts of the State of New York. § 15.2 Successors and Assigns § 15.2.1 The Owner and Design-Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the covenants, agreements and obligations contained in the Contract Documents. Except as provided in Section 15.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other, which shall not be unreasonably withheld, conditioned or delayed. If either AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 42 User Notes: (876757570)

AIA® Document A141™ - 2014 party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract. § 15.2.2 The Owner may, without consent of the Design-Builder, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Contract Documents. The Design-Builder shall execute all consents required by such lender and/or by Applicable Law to facilitate such assignment. § 15.2.3 If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute certificates, other than those required by Section 3.1.10, the Owner shall submit the proposed language of such certificates for review at least 14 days prior to the requested dates of execution. If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute consents reasonably required to facilitate assignment to a lender, the Design-Builder, Architect, Consultants, or Contractors shall execute all such consents that are consistent with this Agreement, provided the proposed consent is submitted to them for review at least 14 days prior to execution. The Design-Builder, Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services. § 15.3 Written Notice Written notice shall be deemed to have been duly served if delivered in person to the individual, to a member of the firm or entity, or to an officer of the corporation for which it was intended; or if delivered at, or sent by registered or certified or electronic mail (the latter, only upon confirmation by recipient of receipt of such notice) or by courier service providing proof of delivery to, the last business address known to the party giving notice. § 15.4 Rights and Remedies § 15.4.1 Duties and obligations imposed by the Contract Documents, and rights and remedies available thereunder, shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law. § 15.4.2 No action or failure to act by the Owner or Design-Builder shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing. § 15.5 Tests and Inspections § 15.5.1 Tests, inspections and approvals of portions of the Work shall be made as required by the Contract Documents and by Applicable Laws. Unless otherwise provided, the Design-Builder shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Design-Builder shall give the Owner timely written notice of when and where tests and inspections are to be made so that the Owner may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after bids are received or negotiations concluded, and (2) tests, inspections or approvals where building codes or Applicable Laws prohibit the Owner from delegating their cost to the Design-Builder. § 15.5.2 If the Owner determines that portions of the Work require additional testing, inspection or approval not included under Section 15.5.1, the Owner will instruct the Design-Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Design-Builder shall give timely written notice to the Owner of when and where tests and inspections are to AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 43 User Notes: (876757570)

AIA® Document A141™ - 2014 be made so that the Owner may be present for such procedures. Such costs, except as provided in Section 15.5.3, shall be at the Owner’s expense. § 15.5.3 If such procedures for testing, inspection or approval under Sections 15.5.1 and 15.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure shall be at the Design-Builder’s expense. § 15.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Design-Builder and promptly delivered to the Owner. § 15.5.5 If the Owner is to observe tests, inspections or approvals required by the Contract Documents, the Owner will do so promptly and, where practicable, at the normal place of testing. § 15.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work. § 15.6 Confidential Information If the Owner or Design-Builder transmits Confidential Information, the transmission of such Confidential Information constitutes a warranty to the party receiving such Confidential Information that the transmitting party is authorized to transmit the Confidential Information. If a party receives Confidential Information, the receiving party shall keep the Confidential Information strictly confidential and shall not disclose it to any other person or entity except as set forth in Section 15.6.1. § 15.6.1 A party receiving Confidential Information may disclose the Confidential Information as required by law or court order, including a subpoena or other form of compulsory legal process issued by a court or governmental entity. A party receiving Confidential Information may also disclose the Confidential Information to its employees, consultants or contractors in order to perform services or work solely and exclusively for the Project, provided those employees, consultants and contractors are subject to the restrictions on the disclosure and use of Confidential Information as set forth in this Contract. § 15.7 Capitalization Terms capitalized in the Contract include those that are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects. § 15.8 Interpretation § 15.8.1 In the interest of brevity the Contract Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement. § 15.8.2 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings. § 15.8.3 The use of the term, “shall” in this Agreement, the Terms & Conditions and/or any Design-Build Documents (defined herein) means a mandatory required act and/or action. § 15.8.4 The inclusion of a manufacturer's name, trademark, or other proprietary identification of a product shall not limit competition, but shall establish a standard of quality, implying an "or equal" clause, unless expressly specified otherwise. However, the substitution of a product in place of that specified shall be permitted only upon the Owner’s issuance of written approval in the form of an Amendment hereto or Change Order to the Contract in response to a AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 44 User Notes: (876757570)

AIA® Document A141™ - 2014 formal request submitted by the Design-Builder sufficiently in advance to allow adequate time for evaluation by the Owner. If the Owner, in its sole discretion, determines that tests are necessary for a proper evaluation, such testing shall be performed as specified by the Owner and at the Design-Builder’s expense. The substitution of a product shall be subject, without limitation, to any requirements listed in the Owner’s Criteria or other parts of this Contract and the following conditions: (a) it is determined by the Owner that the proposed substitute product is equal or superior in properties, quality, character, and appearance to that specified; (b) such changes as may be required in the Work to install the substitute product and to properly integrate it into the Work are approved in writing by the Owner; (c) all costs for changes due to substitutions are the full responsibility of the Design-Builder unless otherwise agreed-to in writing by Owner; (d) the Design-Builder will provide at least the same warranty for the substitution that the it would provide for the product specified; and (e) the effect of the substitution on the total cost of the Work is approved by the Owner. ARTICLE 16 SCOPE OF THE AGREEMENT § 16.1 This Agreement is comprised of the following documents listed below: .1 AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder .2 AIA Document A141™–2014, Exhibit A, Design-Build Amendment, if executed .3 AIA Document A141™–2014, Exhibit B, Insurance and Bonds This Agreement entered into as of the day and year first written above. OWNER: C.B. Fleet Company, Incorporated DESIGN-BUILDER: CRB Builders, LLC (Signature) (Signature) Ronald M. Lombardi, President (Printed name and title) (Printed name and title) (Signature) (Signature) Christine Sacco, Vice President and Treasurer (Printed name and title) (Printed name and title) AIA Document A141™ - 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 2:46:29 on 03/21/2016 under Order No. 3644214778_1 which expires on 08/10/2016, and is not for resale. 45 User Notes: (876757570)

DRAFT AIA® Document A141™ – 2014 Exhibit A

Design-Build Amendment

This Exhibit A Design-Build Amendment is dated the 16th day of March, 2020, (the "Amendment"), and is incorporated by reference into the accompanying AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder dated the 1st day of July in the year 2018 by and between the Owner and the Design-Builder (as those terms are defined herein) (referred to as the "Agreement", also referred to as the "Contract").

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

for the following PROJECT:
[***]
4615 Murray Place
Lynchburg, VA 24502 ("Facility") (referred to herein as the "Project").

THE OWNER:
(Name, legal status and address)

C.B. Fleet Company, Incorporated; including affiliates, subsidiaries, officers, directors, employees, and agents with an address of:
4615 Murray Place
Lynchburg, VA 24502 , ("Owner")

THE DESIGN-BUILDER:

CRB Builders, LLC,
1255 Crescent Green, Suite 350
Cary, NC 27518 , ("Design-Builder")

Any capitalized term not otherwise defined in this Amendment shall have the same meaning as defined in the Agreement. The Owner and Design-Builder hereby amend the Agreement as follows. As to any conflict between the incorporated Annex 1 and any provision in (a) the Agreement; (b) the Terms and Conditions incorporated into the Agreement, and (c) the Amendment, the conflicting provision in Annex 1 shall govern.

TABLE OF ARTICLES

A.1 CONTRACT SUM

A.2 CONTRACT TIME

A.3 INFORMATION UPON WHICH AMENDMENT IS BASED

A.4 DESIGN-BUILDER'S PERSONNEL, CONTRACTORS AND SUPPLIERS

A.5 COST OF THE WORK

ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

ARTICLE A.1 CONTRACT SUM

§ A.1.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder's performance of the Contract after the execution of this Amendment. The Contract Sum shall be one of the following and shall not include compensation the Owner paid the Design-Builder for Work performed prior to execution of this Amendment:

AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale.
User Notes: (1802330967)
1

(Check the appropriate box.) [ « » ] Stipulated Sum, in accordance with Section A.1.2 below [ « » ] Cost of the Work plus the Design-Builder’s Fee, in accordance with Section A.1.3 below [ X ] Cost of the Work plus the Design-Builder’s Fee with a Guaranteed Maximum Price, in accordance with Section A.1.4 below The Contract Sum is based on the documents as set forth herein in Section A.1.4.3.5 and Section A.3.1. § A.1.4 Cost of the Work Plus Design-Builder’s Fee With a Guaranteed Maximum Price § A.1.4.1 The Cost of the Work is as defined in Article A.5, Cost of the Work. § A.1.4.2 The Design-Builder’s Fee (“Fee”): (State a lump sum, percentage of Cost of the Work or other provision for determining the Design-Builder’s Fee and the method for adjustment to the Fee for changes in the Work.) Design-Builder’s Fee shall be equal to Four and One-Half Percent (4.5%) of the total cost of the work as reflected in Annex 2, attached hereto, less the following; Construction Contingency, Design Fee, Construction Manager Labor, Construction Manager General Conditions, Construction Manager Fee, CGL Insurance, or the cost of equipment that is wholly procured and purchased by the Owner as defined in Annex 3. Commercial General Liability Insurance (CGLI) is considered a direct cost and will be in addition to the 4.5% fee. It will be accrued at a rate of 1.0% of the cost of the work. § A.1.4.3 Guaranteed Maximum Price § A.1.4.3.1 The sum of the Cost of the Work and the Design-Builder’s Fee is guaranteed by the Design-Builder not to exceed Thirteen Million, Eight Hundred Fifty-Three Thousand, Five Hundred Thirty-Nine dollars and 00/100. ($13,853,539.00), subject to additions and deductions for changes in the Work as provided in the Design-Build Documents. Costs that are within the scope of work but would cause the Guaranteed Maximum Price (“GMAX”) to be exceeded shall be paid by the Design-Builder without reimbursement by the Owner. The GMAX value noted above is inclusive of the two bridge funding agreements that were approved by the Owner and valued at a total of Two Million, One Hundred Twelve Thousand, Eight Hundred Fifteen Dollars and 00/100 ($2,112,815.00). The bridge funding agreements are detailed as follows and are included in Annex 2:  Bridge Funding #1 – September 17, 2019 - $871,630.00  Bridge Funding #2 – January 27, 2020 - $1,241,185.00 Shared Savings Provisions: Upon Final Completion, if the result of the final Cost of the Work plus the Fee, less the sum of the unused Construction Contingency, Design Development, CM General Conditions (1A), and any unspent Allowance item, is less than the value of the GMAX as shown in Annex 2, it shall be considered as savings. (“Savings”) The Design-Builder shall be entitled to payment of Fifty Percent (50%) of the Savings as additional compensation to be paid as part of the Final Payment. Project Contingency: Project Contingency includes Construction Contingency, Design Development, and Allowance line items enumerated in the details of Annex 2. It may be used by the Design-Builder pending notification and review with the Owner, for execution of work that was not initially considered by Design-Builder, but which is substantively required for Design-Builder’s completion of the scope of work. § A.1.4.3.2 Itemized Statement of the Guaranteed Maximum Price Provided below is an itemized statement of the Guaranteed Maximum Price organized by trade categories, allowances, contingencies, alternates, the Design-Builder’s Fee, and other items that comprise the Guaranteed Maximum Price. (Provide information below or reference an attachment.) AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 2 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

See attached Annex 2. § A.1.4.3.3 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner: (State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Amendment, attach a schedule of such other alternates showing the change in the Cost of the Work and Guaranteed Maximum Price for each and the deadline by which the alternate must be accepted.) See attached Annex 2. § A.1.4.3.4 Unit Prices, if any: (Identify item, state the unit price, and state any applicable quantity limitations.) Item Units and Limitations Price per Unit ($0.00) See attached Annex 2. § A.1.4.3.5 Assumptions, if any, on which the Guaranteed Maximum Price is based: The parties agree that the GMAX is final and shall not be increased unless there is an approved change order from the Owner. Additionally, the parties agree that the GMAX is based on permit submission quality Plans and Specifications (“permit submission quality” shall mean design documents representing the entire scope of work as reflected in Annex 2, and as understood by the parties hereto), within which the Design-Builder has included work required to comply with the BODR included in Annex 4 and all other documents noted in Annex 4. Additional details have been included in Annex 2 to fully describe the cost and inclusion of work. The details within Annex 2 represent the entire scope of work as understood by the Design-Builder and Owner. Any item not included in the Annex 2 details or in the referenced Annex 4 documents are not part of the scope of work may be added to the project by way of an approved contract change order from the Owner. § A.1.5 Payments § A.1.5.1 Progress Payments § A.1.5.1.1 Based upon Applications for Payment submitted to the Owner by the Design-Builder, the Owner shall make progress payments on account of the Contract Sum to the Design-Builder within thirty (30) days of submittal subject to the Owner’s rights to withhold payment under Section 9.5 of the Agreement. The Owner shall submit any questions it may have as to an Application for Payment within fourteen (14) days of submittal and if the Owner has an objection to payment, the Owner shall communicate the factual or legal basis for that objection within thirty (30) days of submittal. Applications for Payment shall be submitted on or around the closest working day to the 10th day of the month of the period following the month for which the Design-Builder is billing. Each application for Payment will fully identify the costs incurred during the most recent billing period properly associated with the Schedule of Value item under which such costs fall. § A.1.5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month. § A.1.5.1.3 Provided that an Application for Payment is received not later than the 15th day of the month, the Owner shall make payment of the certified amount to the Design-Builder not later than the 15th day of the following month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than 30 (thirty) days after the Owner receives the Application for Payment. If the Owner is unable to certify any portion of an Application for Payment, Owner shall be entitled to withhold certification pursuant to Section 9.5.1 of the Agreement with notice given to Design-Builder pursuant to Section 9.4. § A.1.5.1.4 With each Application for Payment where the Contract Sum is based upon the Cost of the Work, or the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit a detailed accounting of the consumed hours at the agreed upon rates, subcontractor applications for payment, vendor invoices, and any other evidence required by the Owner to demonstrate that cash disbursements already made or guaranteed by the Design-Builder on account of the Cost of the Work. Owner shall be entitled to audit Design-Builder’s accounting level detail in respect of any Application for Payment by giving reasonable notice to Design-Builder of such request. AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 3 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

§ A.1.5.1.5 With each Application for Payment where the Contract Sum is based upon a Stipulated Sum or Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services, if any, shall be shown separately. Where the Contract Sum is based on the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder’s Fee shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. Design-Builder shall certify on the Application for Payment that all costs sought in the billing were incurred by the Design-Builder and are properly being charged pursuant to the terms of the Agreement, as amended by the Amendment, and have been properly allocated to the Schedule of Values. § A.1.5.1.5.1 The Design-Builder shall submit with their application for payment documentation of cost incurred in the execution of the work. These shall include the following: 1. Statement of Labor hours with applicable agreed upon rates per hour. 2. Design-Builder approved Subcontractor Applications for Payment 3. Vendor invoices for materials and/or equipment which will be part of the permanent installation. 4. Invoices and/or receipts for approved costs applicable to the CM General conditions, which are necessary or ancillary to the execution of the Work. § A.1.5.1.6 In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Sections A.1.5.1.4 or A.1.5.1.5, or other supporting data; to have made exhaustive or continuous on-site inspections; or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner. § A.1.5.1.7 Except with the Owner’s prior approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site. § A.1.5.4 Progress Payments—Cost of the Work Plus a Fee with a Guaranteed Maximum Price § A.1.5.4.1 Applications for Payment where the Contract Sum is based upon the Cost of the Work Plus a Fee with a Guaranteed Maximum Price shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the percentage of that portion of the Work which has actually been completed as reflected in an updated and accurate schedule of values. § A.1.5.4.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows: .1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 6.3.9 of the Agreement. .2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing; .3 Add the proportion of the Design-Builder’s Fee allocable to the completed Work, less retainage of five percent (5%) of such allocable proportion of the Design-Builder’s Fee. The Design-Builder’s Fee shall be computed upon the Cost of the Work at the rate stated in Section A.1.4.2. .4 Subtract the aggregate of previous payments made by the Owner; .5 Subtract the shortfall, if any, indicated by the Design-Builder in the documentation required by Section A.1.5.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and .6 Subtract amounts, if any, for which the Owner has withheld or nullified a payment as provided in Section 9.5 of the Agreement. AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 4 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

§ A.1.5.4.3 The Owner and Design-Builder shall agree upon (1) a mutually acceptable procedure for review and approval of payments to the Architect, Consultants, and Contractors and (2) the percentage of retainage held on agreements with the Architect, Consultants, and Contractors; and the Design-Builder shall execute agreements in accordance with those terms. § A.1.5.5 Final Payment § A.1.5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum less any penalty adjustments (if applicable), plus any shared savings (if applicable), and plus any incentive payments (if applicable) due to the Design-Builder shall be made by the Owner to the Design-Builder not later than 30 days after the Design-Builder has fully performed the Contract and the requirements of Section 9.10 of the Agreement have been satisfied, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment. § A.1.5.5.2 If the Contract Sum is based on the Cost of the Work, the Owner’s auditors will review and report in writing on the Design-Builder’s final accounting within 30 days after the Design-Builder delivers the final accounting to the Owner. Based upon the Cost of the Work the Owner’s auditors report to be substantiated by the Design-Builder’s final accounting, and provided the other conditions of Section 9.10 of the Agreement have been met, the Owner will, within seven days after receipt of the written report of the Owner’s auditors, either issue a final Certificate for Payment, or notify the Design-Builder in writing of the reasons for withholding a certificate as provided in Section 9.5.1 of the Agreement. ARTICLE A.2 CONTRACT TIME § A.2.1 Contract Time, as defined in the Agreement at Section 1.4.13, is the period of time, including authorized adjustments, for Substantial Completion of the Work. § A.2.2 The Design-Builder shall achieve Substantial Completion of the Work as follows: Portion of Work Substantial Completion Date A. The [***] Suite. A. COMPLETION OF WORK NOT LATER THAN 9/21/2020 FOR [***] SUITE. B. The [***] Suite B. COMPLETION OF WORK NOT LATER THAN 10/16/2020 FOR [***] SUITE. C. Remainder of Facility C. REMAINDER OF FACILITY IS COMMISSIONED NO LATER THAN 10/30/2020. , subject to adjustments of the Contract Time as provided in the Design-Build Documents. ARTICLE A.3 INFORMATION UPON WHICH AMENDMENT IS BASED § A.3.1 The Contract Sum and Contract Time set forth in this Amendment are based on the following: § A.3.1.1 The Supplementary and other Conditions of the Contract: Document Date ANNEX 1 – Additional Date of this Amendment Terms & Conditions of the Amendment to the Agreement ANNEX 2 - GMAX Date of this Amendment ANNEX 3 – List of Date of this Amendment AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 5 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

Owner-Supplied Equipment ANNEX 4 – Index of Plans As dated on the documents. and Specifications ANNEX 5 – List of Project Date of this Amendment Personnel, Consultants, Subcontractors, and Suppliers ANNEX 6 - Bonding Date of this Amendment Execution Requirements § A.3.1.2 The Specifications: Specifications to be provided with the final construction documents and/or utilized for the development of the GMAX are listed in Annex 4. Design-Builder may, with Owner’s prior written approval, which shall not be unreasonably withheld, delayed or conditioned, issue additional specifications as required to deliver the completed scope of work mutually agreed-to by the parties hereto. § A.3.1.3 The Drawings: Drawings utilized for the development of the GMAX are listed in Annex 4. Design-Builder may, with Owner’s prior written approval, which shall not be unreasonably withheld, delayed or conditioned, modify, issue new sheet revisions, or add drawings as required to deliver the completed scope of work mutually agreed-to by the parties hereto. § A.3.1.5 Allowances and Contingencies: All allowances and contingencies shall be specifically noted in the GMAX included with Annex 2. § A.3.1.6 Design-Builder’s assumptions and clarifications: As set forth in the plans and specifications noted in Annex 4. Design-Builder has designed to the criteria noted in the BODR document referenced in Annex 4. § A.3.1.7 To the extent the Design-Builder shall be required to submit any additional Submittals to the Owner for review, indicate any such submissions below: The Design-Builder shall include in the documents the list of submittals that are to be provided for Owner approval during the Project. The Specifications shall call for production of all submittals (shop drawings, product samples, manufacturer recommendations) that a licensed and experienced design-build firm, designing a project similar to the Project in the Commonwealth of Virginia, would require the Contractor to supply for Architect and Owner approval. ARTICLE A.4 DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS § A.4.1 The Design-Builder’s key personnel are identified in the CM Staffing plan included with Annex 2: § A.4.2 The Design-Builder shall retain the following Consultants, Contractors and suppliers, identified below: All consultants Design-Builder is using for the Project are set forth in Annex 5. Design-Builder represents to the Owner that all consultants necessary to provide the design and administer the construction of the Project, based on the information known to the Design-Builder or reasonably available to the Design-Builder, have been retained. All Contractors and suppliers that Design-Builder will be contracting with to provide equipment, labor, or materials for the Project are listed in Annex 5. Design-Builder represents to the Owner that it has done sufficient due diligence to confirm that the listed contractors and suppliers have sufficient experience, expertise, and financial strength to provide the equipment, labor, or materials called for in the Project. Design-Builder further represents that all such contractors, where applicable, are properly licensed in the Commonwealth of Virginia. AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 6 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

ARTICLE A.5 COST OF THE WORK § A.5.1 Cost To Be Paid to Design-Builder as part of the GMAX § A.5.1.1 Labor Costs The CM Staffing Plan and Design Staffing plan included with the GMAX detail shall include the name and job description of staff members whose hourly rates shall be considered part of the GMAX. Should an employee be changed, their billing rate will be equal to their raw hourly rate multiplied by 2.1, which will be capped at a maximum rate of $200.00 per hour. Design Staffing Rates shall be as indicated in the Supplement to Annex 5. § A.5.1.1.1 Wages of construction workers directly employed by the Design-Builder to perform the construction of the Work at the site or, with the Owner's prior approval, at off-site workshops. § A.5.1.1.2 With the Owner’s prior approval, wages or salaries of the Design-Builder's supervisory and administrative personnel for roles identified in the CM staffing plan in Annex 2. . § A.5.1.1.3 Wages and salaries of the Design-Builder's supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work. § A.5.1.1.4 The billable rates for the Design-Builder include the following costs: taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Section A.5.1.1. § A.5.1.2 Contract Costs. Payments made by the Design-Builder to the Architect, Consultants, Contractors and suppliers in accordance with the requirements of their subcontracts. § A.5.1.3 Costs of Materials and Equipment Incorporated in the Completed Construction § A.5.1.3.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction. § A.5.1.3.2 Costs of materials described in the preceding Section A.5.1.3.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Design-Builder. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work. § A.5.1.4 Costs of Other Materials and Equipment, Temporary Facilities and Related Items § A.5.1.4.1 Costs of transportation, storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and fully consumed in the performance of the Work. Costs of materials, supplies, temporary facilities, machinery, equipment and tools that are not fully consumed shall be based on the cost or value of the item at the time it is first used on the Project site less the value of the item when it is no longer used at the Project site. Costs for items not fully consumed by the Design-Builder shall mean fair market value. § A.5.1.4.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and costs of transportation, installation, minor repairs, dismantling and removal. The total rental cost of any Design-Builder-owned item may not exceed the rental rate customarily charged where the Project is located. Rates of Design-Builder-owned equipment and quantities of equipment shall be subject to the Owner's prior approval. AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 7 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

§ A.5.1.4.3 Costs of removal of debris from the site of the Work and its proper and legal disposal. § A.5.1.4.4 Costs of document reproductions, electronic communications, postage and parcel delivery charges, dedicated data and communications services, teleconferences, Project websites, extranets and reasonable petty cash expenses of the site office. § A.5.1.4.5 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, with the Owner's prior approval. § A.5.1.5 Miscellaneous Costs § A.5.1.5.1 Premiums for that portion of insurance and bonds required by the Design-Build Documents that can be directly attributed to the Contract. With the Owner's prior approval self-insurance for either full or partial amounts of the coverages required by the Design-Build Documents. § A.5.1.5.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work and for which the Design-Builder is liable. § A.5.1.5.3 As set forth in the GMAX on Annex 2, there will be an established allowance for fees and assessments for the building permit and for other permits, licenses and inspections for which the Design-Builder is required by the Design-Build Documents to pay. Should the foregoing costs exceed the established allowance, the Owner shall issue a change order to the GMAX for the difference. § A.5.1.5.4 As set forth in the GMAX on Annex 2, there will be an established allowance for fees of laboratories for tests required by the Design-Build Documents as set forth in Annex 4. Should the foregoing costs exceed the established allowance, the Owner shall issue a Change Owner to the GMAX for the difference. § A.5.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Design-Build Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Design-Build Documents; and payments made in accordance with legal judgments against the Design-Builder resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Design-Builder's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the second to last sentence of Section 3.1.13.2 of the Agreement or other provisions of the Design-Build Documents, then they shall not be included in the Cost of the Work. § A.5.1.5.6 With the Owner's prior approval, actual costs incurred for electronic equipment usage and software licensing utilized by full time equivalent (FTE) employees in the execution of the Work. These shall include the following and may include other software with prior Owner consent:  Plangrid  Touchplan IO  CRB Monthly IT Equipment usage charges Design-Builder shall provide documentation to confirm the actual costs (invoices) incurred in the use of any such software or equipment necessary for the Project that the Design-Builder had not already possessed for use on other projects. § A.5.1.5.7 Deposits lost for causes other than the Design-Builder's negligence or failure to fulfill a specific responsibility in the Design-Build Documents. § A.5.1.5.9 With the Owner’s prior approval, expenses incurred in accordance with the Design-Builder's standard written personnel policy for relocation, and temporary living allowances of, the Design-Builder's personnel required for the Work. § A.5.1.5.10 That portion of the reasonable expenses of the Design-Builder's supervisory or administrative personnel incurred while traveling in discharge of duties connected with the Work. AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 8 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

§ A.5.1.6 Other Costs and Emergencies § A.5.1.6.1 Other costs necessarily incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner. § A.5.1.6.2 Costs necessarily incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property. § A.5.1.6.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Design-Builder, Contractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Design-Builder, or its Contractors or suppliers and only to the extent that the cost of repair or correction is not recovered by the Design-Builder from insurance, sureties, Contractors, suppliers, or others. Any work to correct negligently constructed work may be charged against the Contingency, but only as long as there are funds in the Construction Contingency, based on documentation identifying the defective work and the costs incurred to correct. If there is either no remaining Construction Contingency funds, or if there are not enough Construction Contingency funds to cover such corrective work, then Design-Builder shall be solely responsible for the cost of such corrective work to the extent not covered by Construction Contingency funds. § A.5.1.7 Related Party Transactions § A.5.1.7.1 For purposes of Section A.5.1.7, the term “related party” shall mean a parent, subsidiary, affiliate or other entity having common ownership or management with the Design-Builder; any entity in which any stockholder in, or management employee of, the Design-Builder owns any interest in excess of ten percent in the aggregate; or any person or entity which has the right to control the business or affairs of the Design-Builder. The term “related party” includes any member of the immediate family of any person identified above. § A.5.1.7.2 If any of the costs to be reimbursed arise from a transaction between the Design-Builder and a related party, the Design-Builder shall notify the Owner of the specific nature of the contemplated transaction, including the identity of the related party and the anticipated cost to be incurred, before any such transaction is consummated or cost incurred. If the Owner, after such notification, authorizes the proposed transaction, then the cost incurred shall be included as a cost to be reimbursed, and the Design-Builder shall procure the Work, equipment, goods or service from the related party, as a Contractor, according to the terms of Section A.5.4. If the Owner fails to authorize the transaction, the Design-Builder shall procure the Work, equipment, goods or service from some person or entity other than a related party according to the terms of Section A.5.4. § A.5.2 Costs Not to Be Reimbursed as Part of this Contract The Cost of the Work shall not include the items listed below: .1 Salaries and other compensation of the Design-Builder's personnel stationed at the Design-Builder's principal office or offices other than the site office, except as specifically provided in Section A.5.1.1; .2 Expenses of the Design-Builder's principal office and offices other than the site office; .3 Overhead and general expenses, except as may be expressly included in Section A.5.1; .4 The Design-Builder's capital expenses, including interest on the Design-Builder's capital employed for the Work; .5 Except as provided in Section A.5.1.6.3 of this Agreement, costs due to the negligence or failure of the Design-Builder, Contractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable to fulfill a specific responsibility of the Contract; .6 Any cost not specifically and expressly described in Section A.5.1; and .7 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded. § A.5.3 Discounts, Rebates, and Refunds § A.5.3.1 Cash discounts obtained on payments made by the Design-Builder shall accrue to the Owner if (1) before making the payment, the Design-Builder included them in an Application for Payment and received payment from the Owner, or (2) the Owner has deposited funds with the Design-Builder with which to make payments; otherwise, cash discounts shall accrue to the Design-Builder. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Design-Builder shall make provisions so that they can be obtained. § A.5.3.2 Amounts that accrue to the Owner in accordance with Section A.5.3.1 shall be credited to the Owner as a deduction from the Cost of the Work. AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 9 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

§ A.5.4 Other Agreements § A.5.4.1 When the Design-Builder has provided a Guaranteed Maximum Price, and a specific bidder (1) is recommended to the Owner by the Design-Builder; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Design-Build Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Design-Builder may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Design-Builder and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner. § A.5.4.2 Agreements between the Design-Builder and Contractors shall conform to the applicable payment provisions of the Design-Build Documents, and shall be lump sum contract amounts for complete scopes of work. § A.5.4.3 The agreements between the Design-Builder and Architect and other Consultants identified in the Agreement shall be in writing. These agreements shall be promptly provided to the Owner upon the Owner’s written request. § A.5.5 Accounting Records The Design-Builder shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under the Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Design-Builder’s records and accounts, including complete documentation supporting accounting entries, books, correspondence, instructions, drawings, receipts, subcontracts, Contractor’s proposals, purchase orders, vouchers, memoranda and other data relating to the Contract. The Design-Builder shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law. § A.5.6 Relationship of the Parties The Design-Builder accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to exercise the Design-Builder’s skill and judgment in furthering the interests of the Owner; to furnish efficient construction administration, management services and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. § A.5.7 Annex 1 Incorporation Attached to this Amendment as Annex 1 are the other terms and conditions of the Amendment which shall control over any contrary provision in the Agreement and its incorporated documents. This Amendment to the Agreement entered into as of the day and year first written above. OWNER (Signature) DESIGN-BUILDER (Signature) « »« » « »« » (Printed name and title) (Printed name and title) AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This 10 draft was produced by AIA software at 13:20:54 ET on 08/14/2019 under Order No.5048165904 which expires on 08/13/2020, and is not for resale. User Notes: (1802330967)

LIST OF OMITTED EXHIBITS AND ANNEXES Exhibit/Annex Description Exhibit B Insurance and Bonds Exhibit C Owner’s Criteria for the Technology Transfer of the Product Exhibit D Schedule of Hourly Charge Out Rates Annex 1 Additional Terms and Conditions of the Amendment to the Agreement Annex 2 Guaranteed Maximum Price, Itemized Statement and Related Cost Information Annex 3 List of Owner-Supplied Equipment Annex 4 Index of Plans and Specifications Annex 5 List of Project Personnel, Consultants, Subcontractors, and Suppliers Annex 6 Bond Procurement Waiver 1